EXHIBIT 2.8 REORGANIZATION AGREEMENT

Reorganization Agreement

         This Reorganization Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a Delaware corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Holding Company" and the "Exchange Act," respectively); American Internet Technical Centers, Inc., a Nevada corporation originally organized as Ascot Industries, Inc. (the "Target Company"); American Internet Technical Center, Inc., a Florida corporation wholly owned by the
Target Company (the "Subsidiary") and, J. Bruce Gleason, a Florida resident ("Mr. Gleason"), on his own behalf and as attorney-in-fact for the individuals and entities which are listed in exhibit 0.1 annexed hereto and made a part hereof, each of whom has executed a power of attorney so designating Mr. Gleason (collectively hereinafter referred to together with Mr. Gleason as the "Subscribers"; the Holding Company, the Target Company, the Subsidiary and the Subscribers being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party"). This Agreement is also executed by The Yankee Companies, Inc., a Florida corporation ("Yankees"), for the limited purposes specifically set forth in this Agreement directly involving Yankees.


                                    Preamble:

         WHEREAS,   the  Subscribers  own  90%  of  the  authorized  issued  and outstanding shares of common stock, $0.001 par value (there being no other securities) of the Target Company; the "Target Company Stock"); and


         WHEREAS, the Target Company, through the Subsidiary, is engaged in the business more particularly described in the private placement memorandum dated January 15, 1999 heretofore filed by the Holding Company with the United States Securities and Exchange Commission (the "Commission") as an exhibit to its report on Form 10-KSB for the year ended December 31, 1998 (the "Memorandum"); and


         WHEREAS, the Subscribers desire to acquire 2,250,000 shares of the Holding Company's common stock, par value $0.01 per share, in exchange for their conveyance of all of their shares of the Target Company Stock and the Target Company is agreeable to issuing such additional shares of its common stock as may be required to equal when aggregated with the shares to be conveyed by the Subscribers, 90%of the Target Company's reserved, issued and outstanding securities, in a transaction intended to meet the requirements of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"):


         NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

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                                   Witnesseth:
                                   Article One
                               Exchange Provisions

1.1      Exchange

         Subject to the hereinafter described conditions:
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(a)      The Holding Company hereby agrees to exchange  2,250,000  shares of its
         Common Stock, $0.01 par value (the "Holding Company Stock"), with the Subscribers for all of the capital stock in the Target Company held by them;

         (1) The Subscribers hereby agree to exchange all of the shares of the Target Company's capital stock held by them with the Holding Company for the Holding Company Stock; and

         (2) The Target Company hereby agrees to issue to the Holding Company such additional shares of its capital stock as may be required, when aggregated with the shares of capital stock being exchanged by the Subscribers, to equal 90% of the Target Company's capital stock (all of the Target Company's capital stock to be conveyed by Subscribers to the Holding Company and issued to the Holding Company by the Target Company being hereinafter included within the defined term "Target Company Stock").

(b) Concurrently with the closing on this Agreement (as set forth in Article Three of this Agreement, hereinafter referred to as the "Closing") and delivery of the Target Company Stock to the Holding Company, the Holding Company shall instruct its transfer agent, to issue 2,250,000 shares of the Holding Company Stock to the Subscribers, allocated to each Subscriber in proportion to their ownership of the Target Company Stock, inter se.

(c) In addition to the 2,250,000 shares of Stock to be issued to the Subscribers at the Closing, the Holding Company shall immediately instruct its transfer agent to reserve an additional 4,500,000 shares of its common stock, $0.01 par value, for possible issuance to the Subscribers as a contingent part of the exchange being effected through this Agreement, based on the Target Company's attainment of the hereinafter defined "Performance Criteria."

(d) Notwithstanding the foregoing, in the event that during the initial 60 days following the Closing the Holding Company's publicly traded common stock, $0.01 par value per share, does not retain an average price per share of at least $0.50 based on the average daily closing offering price therefor reported by members of the National Association of Securities Dealers, Inc., a Delaware corporation registered as a self regulatory organization by the Commission (the "NASD") on the over the counter electronic bulletin board (the "OTC Bulletin Board") and such failure is not due to unusual market conditions or improprieties or irregularities in the trading of the Holding Company's securities, then, the Holding Company and the Subscribers (acting by majority of Holding Company shares of common stock held by them) will either:

         (1)      Agree to an adjustment in the amount of Stock exchanged, or,

         (2) Permit the Subscribers to rescind this Agreement, provided that any decision to rescind

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                  must be made in  writing,  signed  by  Subscribers  holding  a majority of the shares of the Holding Company's common stock, inter se, and delivered to the Holding Company in the manner hereinafter provided for delivery of notices generally, not later than the 90th day following the Closing and must be accompanied by concurrent payment to the Holding Company, in United States legal tender, of all sums theretofore advanced or invested in the Target Company, the Subsidiary, or any affiliates of either of them (excluding the Holding Company), by or on behalf of the Target Company.
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1.2      Exemption From Registration & Representations as to Title

(a) The Subscribers each severally hereby represent, warrant, covenant and acknowledge, after consultation with their advisors, that:

         (1) The Holding Company Stock is being issued without registration under the provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), the Delaware Securities Act, or the securities acts of the Subscribers' states of domicile (the "Subscribers' State Blue Sky Laws") pursuant to exemptions provided by Section 4(2) of the Act and comparable sections of the Subscribers' State Blue Sky Laws pertaining to private placements;

         (2) All of the Holding Company Stock will bear legends restricting its transfer, sale, conveyance or hypothecation unless such Stock is either registered under the provisions of Section 5 of the Act and the Subscribers' State Blue Sky Laws, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to the Holding Company is provided by the Subscribers to the effect that such registration is not required as a result of applicable exemptions therefrom;

         (3) The Holding Company's transfer agent shall be instructed not to transfer any of the Holding Company Stock unless the Holding Company advises it that such transfer is in compliance with all applicable laws;

         (4) The Subscribers are each acquiring the Holding Company Stock for their own account, for investment purposes only, and not with a view to further sale or distribution;

         (5) The Subscribers or their advisors have examined the Holding Company's securities acts filings as posted on the Commission's EDGAR Internet web site and prior to the Closing will have become fully familiar with the Holding Company and its operations as a result of their pre-Closing due diligence investigations during which they will have been provided with access to all of the Holding Company's books and records and have been provided with the opportunity to question the Holding Company's officers and directors as to such matters involving the Holding Company as the Subscribers' deemed appropriate; and

         (6) The Subscribers will, on the date of the Closing, own the Target Company Stock, registered in their names and subject to no liens, pledges or encumbrances, and will convey good title thereto to the Holding Company, there being no outstanding subscriptions, options, warrants or other agreements or commitments obligating the Subscribers to sell any of their shares of the Target Company's Stock or any options or rights with respect thereto.


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(b) The Holding Company hereby represents,  warrants, covenants and acknowledges that:

         (1) The Target Company Stock is being transferred or issued without registration under the provisions of Section 5 of the Act or under the Delaware Securities Act or the Subscribers' State Blue Sky Laws pursuant to exemptions provided by Section 4(2) of the Act and comparable provisions of the Delaware Securities Act and the Subscribers' State Blue Sky Laws;

         (2) All of the Target Company Stock will bear legends restricting its transfer, sale, conveyance or hypothecation unless such Target Company Stock is either registered under the provisions of Section 5 of the Act and under applicable state securities laws, or an opinion of legal counsel is provided by the Holding Company certifying that such registration is not required as a result of applicable exemptions therefrom;

         (3) The Holding Company shall not transfer any of the Target Company Stock except in compliance with all applicable laws; and

         (4) The Holding Company is acquiring the Target Company Stock for its own account, for investment purposes only and not with a view to further sale or distribution.

(c) In the event that the restructuring provisions of Section 4.9 become applicable, then the representations in Section 1.2(b) shall be deemed to refer to the Subsidiary's common stock rather than the Target Company's common stock.

1.3      Liabilities.

(a) Any liabilities in any manner encumbering or affecting the Target Company, the Subsidiary (the Target Company and the Subsidiary being hereinafter collectively or generically referred to as the "Target Companies") or their assets are disclosed on exhibit 1.3 annexed hereto and made a part hereof (the "Disclosed Liabilities").

(b) The Target Companies and the Subscribers hereby covenant and agree to indemnify and hold the Holding Company harmless from any liabilities of the Target Companies or affecting the Target Companies' assets other than the Disclosed Liabilities ("Undisclosed Liabilities") and the Holding Company may, in addition to all other legal or equitable remedies that may be available, offset from any funds, securities or other things of value due to the Target Companies, the Subscribers or the Subscribers' affiliates (as that term is most liberally defined for federal securities law purposes), such sums as may be required to make the Holding Company whole as a result of the assertion of any Undisclosed Liability against the Target Companies or their assets.


                                   Article Two
                         Representations And Warranties

2.1      The Holding Company.

     The Holding Company hereby represents and warrants to the Subscribers, the Target Company and the Subsidiary, as a material inducement to their entry into this Agreement, that, except as disclosed in exhibit 2.1 (the "Holding Company's Warranty Exceptions") or in the Holding Company's Exchange Act Reports provided filed with the Commission prior to the date of this Agreement (the "Exchange Act Reports"), that, to the best of current management's knowledge and except for matters that are not material:


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(a)      All of the Holding Company's assets are described in the Exchange Act
         Reports.

(b) The Holding Company has 20,000,000 shares of Common Stock $0.01 par value authorized, not more than 6,238,448 shares of which are expected to be outstanding as of the Closing, there being no other outstanding securities of any class or of any kind or character of the Holding Company, there being no outstanding subscriptions, options, warrants or other agreements or commitments obligating the Holding Company to issue or sell any additional shares of the Holding Company's Stock or any options or rights with respect thereto, or any securities convertible into any shares of Stock of any class, except as follows:

         (1) 200,000 shares of common stock are reserved for issuance pursuant to currently existing obligations disclosed in the Exchange Act Reports, to the Holding Company's president;

         (2) An undetermined additional number of shares of common stock are reserved for issuance to Yankees, as described in the Exchange Act Reports or disclosed in this Agreement; and

         (3) The Holding Company has 5,000,000 shares of preferred stock of undefined characteristics authorized, $0.01 par value per share, none of which has been issued or reserved.

(c) Except as described in the preceding paragraph, the Holding Company is not a party to any written or oral agreement which grants an option or right of first refusal or other arrangement to acquire any of its securities or to any agreement that affects the voting rights of any of its securities, nor has the Holding Company made any commitment of any kind relating to the issuance of shares of any of the Holding Company's securities, whether by subscription, right of conversion, option or otherwise;

(d) The Holding Company is not a party to any agreement or understanding for the sale or exchange of inventory or services for consideration other than cash or at a discount in excess of normal discount for quantity or cash payment, except in the ordinary course of business;

(e) There are presently no contingent liabilities, factual circumstances, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which might result in a material adverse change in the future financial condition or operations of the Holding Company;

(f)      (1)      The execution,  delivery and performance of this Agreement and the transactions con templated hereby do not require the consent, authority or approval of any other person or entity except such as have been obtained;

         (2) Notwithstanding the generality of the foregoing, the entering into of this Agreement and the performance thereof has been duly and validly authorized by all required corporate action;

(g) No transactions have been entered into either by or on behalf of the Holding Company, other than

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         in the  ordinary  course of business  nor have any acts been  performed
         (including within the definition of the term performed the failure to perform any required acts) which would adversely affect the goodwill of the Holding Company;

          (h) (1) The audited, consolidated financial statements of the Holding Company including statements of operations, stockholders investment and cash flows and balance sheets since inception, and unaudited financial statements for the period from the last audited financial statement until the end of the Holding Company's fiscal quarter closest to the date of this Agreement, all prepared in accordance with generally accepted accounting principles, consistently applied, are included in the Holding Company's Exchange Act Reports (the "Holding Company's Financial Statements").

         (2) To the best of the Holding Company's knowledge, the Holding Company's Financial Statements, as contained in its Exchange Act Reports, fairly present the Holding Company's financial condition as of their respective dates and its results of operations for their respective periods in accordance with
                  generally   accepted   accounting   principles,   consistently
                  applied;

(i) Except as and to the extent reflected or reserved against in the unaudited interim balance sheet of the Holding Company (the "Holding Interim Company's Balance Sheet), the Holding Company had no liabilities or legal obligations of a nature required to be reflected on a corporate balance sheet prepared in accordance with generally accepted accounting principles or disclosed in the notes thereto, whether absolute, accrued, contingent, or otherwise and whether due or to become due;

(j) To the best of the Holding Company's knowledge, there is no material reasonable basis for the assertion against the Holding Company or any of its subsidiaries of any liability or obligation which is not fully reflected or reserved against in the Holding Company's Interim Balance Sheet or disclosed in the notes thereto, except liabilities or obligations incurred since the date thereof in the ordinary course of the Holding Company's business;

(k) Since the date of the Holding Company's Financial Statements no events have occurred nor have any facts been discovered which materially alter in a detrimental manner the financial status or prospects of the Holding Company;

(l) The Holding Company does not have any liabilities which constitute a lien or charge on their securities or assets;

(m) The Holding Company has good, valid and marketable title to all of its assets, subject to no mortgage, pledge, lien, encumbrance, security interest or charge, except as disclosed in the Holding Company's Financial Statements, and can and will retain free and clear title thereto after the Closing, free and clear of any claims whatsoever;


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(n)      There are no claims,  actions,  suits,  proceedings  or  investigations pending or threatened against the Holding Company and the Holding Company does not know of any basis for any such claim, action, suit, proceeding or investigation;

(o) The Holding Company has filed with the appropriate governmental agencies all tax returns and tax reports required to be filed; all federal, state and local income, profits, franchise, sales, use, occupation, property or other taxes due have been fully paid, and, the Holding Company is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessments been asserted against the Holding Company or its assets;

(p) The Holding Company is, as of the date of this Agreement, a validly existing corporation, organized pursuant to the laws of the State of Delaware with all legal and corporate authority and power to conduct its business and to own its properties and possesses all necessary permits and licenses required in connection with the conduct of its business;

(q) The conduct of the Holding Company's business is in full compliance with all applicable federal, state and local governmental statutes, rules, regulations, ordinances and decrees;

(r) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach in any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Holding Company; any indenture, other agreement or instrument to which the Holding Company or its assets are bound; or, any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the Holding Company, its securities or its properties;

(s) This Agreement constitutes a binding obligation of the Holding Company, enforceable against it in accordance with the terms hereof;

(t) (1) None of the employees of the Holding Company are represented by labor unions, nor does the Holding Company have any reason to believe that any of its employees desire to be represented by labor unions; and

         (2) The Holding Company has no reason to believe that any of its employees have any potential claims against the Holding Company based on violations of equal employment laws, occupational health and safety standards, restrictions against sexual harassment or any other legally protected rights;

(u) (1) The Holding Company has no reason to believe that it has generated any hazardous wastes or engaged in activities which could be interpreted as potential violations of laws, statutes, regulations ordinances or judicial decrees in any manner regulating the generation or disposal of hazardous waste.

         (2) There are no on-site or off-site locations where the Holding Company has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks lo cated on property owned or leased by the Holding Company; and, no polychlorinated hiphenyle are used or stored at any property owned or leased by the Holding Company;

(v) There are no impediments to obtaining hazard and liability insurance covering all of the Holding Company's assets and operations, at commercially reasonable insurance rates, nor does the Holding Company have any basis for believing that such insurance, at such rates, will not be obtainable by the Holding Company in the future;

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(w)      All of the information  reflected in the foregoing  representations and warranties is complete and accurate, and does not omit any information required to make the information provided non-misleading, accurate and meaningful, in light of the nature of this transaction.

2.2      The Subscribers, the Subsidiary and The Target Company.

         The Subscribers, the Subsidiary and the Target Company hereby represents and warrants to the Holding Company, as a material inducement to the Holding Company's entry into this Agreement, that, except as specified on exhibit 2.2 annexed hereto and made a part hereof (the "Target Companies' Warranty exceptions"), to the best of current management's knowledge and except for matters that are not material:

(a)      Exhibit  2.2(a)  contains a  complete  and  accurate  list of all real, personal and intellectual property owned by the Target Companies, whether tangible or intangible, current or inchoate, and the principal terms of thereof, including, without limitation, all patents, copyrights, trademarks, service marks, all leases pursuant to which the Target Companies lease property (including identification of the property, the annual rentals payable thereunder, the expiration dates, and other terms of any extensions or renewals permitted thereunder);

(b) (1) The Target Company has 20,000,000 shares of Common Stock, $0.001 par value, authorized, 11,600,000 of which are currently issued and outstanding, there being no other authorized or outstanding securities of any class or of any kind or character of the Target Company; and

         (2) The Subsidiary has 7,500 shares of Common Stock, $1.00 par value, authorized, all of which are currently issued and outstanding solely to the Target Company, there being no other authorized or outstanding securities of any class or of any kind or character of the Subsidiary;

         (3) There are no outstanding subscriptions, options, warrants or other agreements or commitments obligating the Target Companies or the Subscribers to issue or sell any additional shares of Target Companies' capital stock or any options or rights with respect thereto, or any securities convertible into any shares of Target Companies' capital stock of any class;

(c) (1) Upon conveyance of the Target Company Stock by the Subscribers, the Holding Company will become the owner of 90% of the Target Company's authorized, issued and outstand ing equity securities;

         (3) On and after the Closing, the Target Company will continue to own all of the Subsidiary's capital stock and securities, and the Subsidiary will continue to own all of the assets and to engage in all of the operations described or projected in the memorandum, subject solely to dispositions in the ordinary course of business and dispositions, if any, approved in writing by the Holding Company; and

         (4) In the event that the restructuring provisions of Section 4.9 become applicable:

                  (A) The Holding Company will be the direct owner of all of the Subsidiary's securities and neither the Target Company nor any affiliate, stockholder or person claiming thereunder shall have any interests orrights therein, thereto or thereunder;

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                  (B)      All of the  assets of the  Target  Companies  will be
                           irrevocably vested in the Subsidiary and the Target Company will have no interests or rights therein, thereto or thereunder;

(d) As of the Closing, the Target Companies will not be a party to any written or oral agreement which grants any option or right of first refusal or other arrangement to acquire any of their securities or to any agreement that will affect the voting rights of any of their securities, nor have the Subscribers or the Target Companies made any commitment of any kind relating to the issuance of shares of any of the Target Companies' securities, whether by subscription, right of conversion, option or otherwise;

(e) The Target Companies are not a party to any agreement or understanding for the sale or exchange of inventory or services for consideration other than cash or at a discount in excess of normal discounts for quantity or cash payment;

(f) There are presently no contingent liabilities, factual circumstances, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which might result in a material adverse change in the future financial condition or operations of the Target Companies, other than, as to the Target Company, the hereinafter defined Ascot 504 offering, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom;

(g) (1) The execution, delivery and performance of this Agreement and the transactions con templated hereby do not require the consent, authority or approval of any other person or entity, except such as have been obtained;

         (2) Without limiting the generality of the foregoing, the entering into of this Agreement and the performance required hereunder has been duly and validly authorized by all required corporate action;

(h) No transactions have been entered into either by or on behalf of the Target Companies, other than in the ordinary course of business nor have any acts been performed (including within the definition of the term performed the failure to perform any required acts) which would materially adversely affect the goodwill of the Target Companies;

(i)      (1)   Annexed  hereto and made a part hereof as  composite  exhibit
               2.2(i) are: (a) an unaudited  balance sheet of the  Subsidiary as of December 31,  1998,  with the related  unaudited  statement of operations and  accumulated  deficit and unaudited  statements of cash flows  since  inception,  and  unaudited  quarterly  updates thereto for each calendar  quarter ending since such time,  other than  the  current  calendar  quarter,  all of  which  have  been
               prepared  in  accordance  with  generally   accepted   accounting
               purposes,  consistently applied (such balance sheets,  statements
               of   operations,   statements   of  cash  flow,   statements   of
               stockholders equity and other statements required by generally accepted accounting principals are referred to herein as the "Subsidiary's Financial Statements");


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         (2)      The addition of all required  financial  data  concerning  the
                  Target Company necessary for preparation of audited financial statements and pro forma financial information required by Commission Regulation SB in conjunction with the acquisition of the Target Companies by the Holding Company (the "Required
                  SEC   Statements")   will  not  materially   differ  from  the
                  Subsidiary's Financial Statements because the Target Company does not have and has not historically had any material assets
                  or  operations  independent  of  the  Subsidiary's,   and  the
                  addition of information concerning the Target Company will not render preparation of the Required SEC Statements materially more difficult or expensive;

         (3) The Subsidiary's Financial Statements fairly present the financial condition of the Target Companies as of the dates thereof, and the results of operations of the Target Companies for the periods indicated, in each case in accordance with generally accepted accounting principles applied on a consistent basis;

         (4) Except as disclosed in the Subsidiary's Financial Statements, the Target Companies have no liabilities or legal obligations of a nature required to be reflected on a corporate balance sheet prepared in accordance with generally accepted accounting principles or disclosed in the notes thereto, whether absolute, accrued, contingent, or otherwise and whether due or to become due (including, without limitation, liabilities for taxes and interest, penalties, and other charges payable with respect thereto (a) in respect of or measured by the income of the Target Companies through such date, or (b) arising out of any transaction entered into prior thereto).

         (5) There is no basis for the assertion against the Target Companies of any liability or obligation which is not fully reflected or reserved against in the Subsidiary's Financial Statements, except liabilities or obligations incurred since the date of the Acquired Company's Financial Statements in the ordinary course of the Target Companies' business consistent with its past practices, other than, as to the Target Company, the hereinafter defined Ascot 504 offering, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom;

         (6) There are no impediments to the certification and auditing of the Target Companies' financial statements, since the earlier of inception (including the inception of any predecessors under applicable securities laws and generally accepted accounting procedures ["GAAP"]) for the last two fiscal or calendar years, and the Target Companies have heretofore retained the firm of Daszkal, Bolton & Manela, certified public accountants who are members of the AICPA's Securities Practice Section and have successfully completed a peer review of their auditing procedures, to commence a certified audit of at least the last two fiscal or calendar years of their operations, as required for filings under Section 12(g) of the Exchange Act and Regulations SB of the Exchange Act, and will not replace such accountants except with accountants meeting similar competency requirements.

(j) Except as reflected in the Subsidiary's Financial Statements, since the date of the Subsidiary's Financial Statements the Target Companies have not suffered any material adverse change in their financial condition, assets, liabilities or business; or suffered any material casualty loss (whether or not insured);


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(k)      On  the  date  of  the  Closing,   the  Target   Companies'   aggregate
         liabilities, whether accrued or inchoate, shall not exceed its current cash assets by more than $15,000 and such liabilities shall not require any payments, other than as specifically disclosed in exhibit 1.3;

(l) None of the properties or assets used in the business of the Target Companies are subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance, or charge of any kind, except as disclosed in exhibit 1.3;

(m) Except as set forth in Exhibit 2.2 annexed hereto and made a part hereof:

         (1)      (a)      There are no claims, actions, suits, proceedings or
                           investigations pending or threatened by or against the Target Companies; and

                  (b) The Target Companies do not know of any basis for any such claim, action, suit, proceeding, or investigation, other than, as to the Target Company, the hereinafter defined Ascot 504 offering effected by prior management prior to Ascot's acquisition of the Subsidiary, could in the future result in an investigation or regulatory proceedings if not resolved, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom;

         (2) The Target Companies are not subject to any liabilities or potential liabilities that will subject the Holding Company, or its affiliates, stockholders, officers, directors, agents or advisors to any claims or liabilities predicated or emanating from torts or violations of law attributable to the Target Companies or for which the Target Companies assumed responsibility or which can in any manner be imputed to the Target Companies or their assets; except that, prior to its acquisition of the Subsidiary, conducted an offering of it securities in reliance on Commission Rule 504 of Regulation D which the Registrant's legal counsel has determined may not have met the requirements of such rule and consequently, the Parties have agreed that if such deficiency is not corrected to their mutual satisfaction within 30 days following the Closing, this Agreement may be restructured by eliminating the Target Company therefrom, in the manner set forth in Section 4.9;

(n)     The  Target   Companies   have  no  liabilities   involving   expenses
        attributable directly, indirectly or incidentally to any litigation;

(o)      (1)      Except  as  otherwise   disclosed  in  the   Subsidiary's
                  Financial Statements and exhibit 1.3, the Target Companies have good, valid, and marketable title to all their properties and assets, real, personal and mixed, tangible and intangible;

         (2)      Prior to the Closing, the Target Companies shall have acquired
                  and  fully  paid  for  all  of  the  securities,   assets  and
                  operations of all affiliated businesses, if any;

(p) Since their respective inceptions the Target Companies have not disposed of any assets or contractual rights which disposition has had or will in the future have a materially adverse effect on the business of the Target Companies and no such disposition will be made by the Target Companies outside the ordinary course of business during the interim between execution of this Agreement and the Closing, unless this Agreement shall have been terminated, without the prior written consent of the Holding Company;

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


(q) The Target Companies have filed or will, prior to the Closing, arrange to file with the appropriate governmental agencies all tax returns and tax reports required to be filed; all federal, state and local income, profits, franchise, sales, use, occupation, property or other taxes due have been fully paid, except as listed on exhibit 1.3; and, the Target Companies are not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessments been asserted against the Target Companies or their assets;

(r) The Target Companies are, as of the date of this Agreement, validly existing corporations, organized pursuant to the laws of the States of Nevada (the Target Company) and Florida (the "Subsidiary"), with all legal and corporate authority and power to conduct their businesses and to own their properties and possess all necessary permits and licenses required in connection with the conduct of their business;

(s) The conduct of the Target Companies' business is in full compliance with all applicable federal, state and local governmental statutes, rules, regulations, ordinances and decrees, other than, as to the Target Company, the hereinafter defined Ascot 504 offering effected by prior management prior to Ascot's acquisition of the Subsidiary, could in the future result in an investigation or regulatory proceedings if not resolved, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom;

(t) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach in any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Target Companies; any indenture, other agreement or instrument to which the Target Companies or their stockholders  are a party or by which the  Target  Companies  or their assets are bound; or, any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the Target Companies, their securities or properties;

(u) This Agreement constitutes the valid and binding agreement of the Target Company and is enforceable in accordance with its terms, except as enforcibility may be limited by applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law, no such proceeding being anticipated or under consideration);

(v) (1) The Target Companies have not experienced any material difficulties with the management or recruiting of employees for their businesses, nor do the Target Companies have any reason to believe that any such difficulties will arise in the future.

         (2) None of the employees of the Target Companies are represented by labor unions, nor do the Target Companies have any reason to believe that any of their employees desire to be represented by labor unions; and

         (3) The Target Companies have no reason to believe that any of their employees have any potential claims against the Target Companies or their successors in interest based on

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                  violations of equal employment laws,  occupational  health and safety standards, restrictions against sexual harassment or any other legally protected rights;

(w) (1) The Target Companies have no reason to believe that they have generated any hazardous wastes or engaged in activities which violate or could be interpreted as violating any laws, statutes, regulations ordinances or judicial decrees in any manner regulating the generation or disposal of hazardous waste.

         (2) There are no on-site or off-site locations where the Target Companies have stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Target Companies; and, no polychlorinated hiphenyle are used or stored at any property owned or leased by the Target Companies;

(x) (1) There are no impediments to obtaining hazard and liability insurance covering all of the Target Companies' assets and operations, at commercially reasonable insurance rates, nor do the Target Companies have any basis for believing that such insurance, at such rates, will not be obtainable by the Target Companies in the future.

         (2) Annexed hereto and made a part hereof as composite exhibit 2.2(x) are current copies of all policies of insurance or binders therefor covering the Target Companies and their as sets, all of which will remain in full force and effect after the Closing.

(y) All of the information reflected in the foregoing representations and warranties is complete and accurate, and does not omit any information required to make the information provided non-misleading, accurate and meaningful, in light of the nature of this transaction.


                                  Article Three
                              Conditions & Closing

3.1      Conditions Precedent

(a) The obligations of the Holding Company under this Agreement are subject to the Target Companies' (the term "Target Companies" in the context of this Article being deemed to include all subsidiaries of the Target Company and sibling business entities of the Target Company, the assets and operations of which are to be included among the subjects of this Agreement) and Subscribers' satisfaction, or the written waiver by the Holding Company, of the following conditions prior to the Closing (the "Conditions Precedent"). That:

         (1) All covenants, agreements, actions, proceedings, instruments and documents required to be carried out or delivered by a Subscriber or the Target Companies pursuant to this Agreement shall have been performed, complied with or delivered to the Holding Company in accordance with the terms thereof.

         (2) The warranties and representations made by the Subscribers and the Target Companies in this Agreement shall be true and correct in all material respects on and as of the date of the Closing and shall be deemed to be made on and as of such date.

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         (3)      There are no material  violations  nor are the  Subscribers or
                  the  Target   Companies   aware  of  any  potential   material
                  violations  of  any  laws,   statutes,   ordinances,   orders,
                  regulations or requirements of any governmental authority affecting the Target Companies or their assets, other than, as to the Target Company, the hereinafter defined Ascot 504
                  offering   effected  by  prior  management  prior  to  Ascot's
                  acquisition of the Subsidiary, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom.

         (4) There is no action, suit or proceeding pending or threatened against or affecting the Target Companies or their assets in any court or before or by any federal, provincial, state, county or municipal department, commission, board, bureau, agency or other governmental instrumentality which would affect a Subscriber's or the Target Companies' ability to perform hereunder or which could affect the business of the Target Companies in a materially adverse manner, other than, as to the Target Company, the hereinafter defined Ascot 504 offering effected by prior management prior to Ascot's acquisition of the Subsidiary, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom.

         (5) The Target Companies are in material compliance with all applicable federal, provincial, state or local statutes, regulations, rules or ordinances applicable to the it, its securities or assets and that the transactions contemplated hereby will not result in any violations thereof, other than, as to the Target Company, the hereinafter defined Ascot 504 offering effected by prior management prior to Ascot's acquisition of the Subsidiary, and as to that, the restructure provisions of Section 4.9 of this Agreement provide the Holding Company with full protection therefrom.

         (6) The issuance of the Holding Company Stock and the transfer of the Target Company Stock complies with the requirements for exemption from registration under the statutes, regula tions and rules applicable thereto and of comparable provisions of the laws of the Holding Company's and the Subscribers' states or provinces of domicile.

         (7) All licenses, patents and intellectual property rights heretofore used, held or owned by the Target Companies continue to be in good standing and not subject to legal or other challenges, and that after the Closing, they will continue to remain in full force, effect and validity.

         (8) The operations of the several affiliated entities which comprise the total business of which the Target Companies have been a part have been consolidated as to ownership and control under the Target Company, in a manner resulting in the control and ownership thereof by the Target Company, and, that as a consequence of the transactions contemplated by this Agreement, all such assets and operations shall become the indirect property (through ownership of the Target Company's capital stock) of the Holding Company.

         (9) (A) The draft current report on Commission Form 8-KSB prepared by the Registrant's legal counsel with information provided by the management of the Target Companies, as it pertains to the Target Companies and their related personnel, completely and truthfully addresses each item of information called for by the


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



                           Commission's Regulation SB, and the Holding Company may use all such information in conjunction with preparation and filing of the current report on Commission Form 8-KSB to be filed with the Commission within 15 days after the Closing (hereinafter referred to as the Target Companies Disclosure Responses").

                  (B) The Target Companies Disclosure Responses have been completed and answered in an accurate and complete fashion, and do not fail to disclose any information necessary to render the information provided, not misleading.

(b) The obligations of the Subscribers under this Agreement are subject to the Holding Company's satisfaction, or the written waiver thereof by the Subscribers (acting by majority of Target Company shares of common stock held by them immediately prior to the Closing), of the following conditions prior to the Closing (the "Subscribers' Conditions Precedent"):

         (1) That all covenants, agreements, actions, proceedings, instruments and documents required to be carried out or delivered by the Holding Company pursuant to this Agreement shall have been performed, complied with or delivered to the Subscriber in accordance with the terms thereof.

         (2) That the warranties and representations made by the Holding Company in this Agreement shall be true and correct in all material respects on and as of the date of the Closing and shall be deemed to be made on and as of such date.

         (3) That the issuance of the Holding Company Stock and the transfer of the Target Company Stock complies with the requirements for exemption from registration under the statutes, regulations and rules applicable thereto, including, without limitation, the provisions of Sections 4(1), 4(2) or 4(6) of the Securities Act of 1933, as amended, of Regulation D promulgated thereunder, and of comparable provisions of the laws of the Holding Company's and the Subscriber's states or provinces of domicile.

3.2      Conditions Subsequent

(a) The obligations of the Parties are subject to the condition subsequent that the Subsidiary's Financial Statements and all financial data concerning the Target Company (assuming that the restructure provisions of Section 4.9 doe not become applicable) complies or can within the 75 day period following the Closing be made to comply with the requirements of Regulation S-B promulgated under the Exchange Act; provided that:

         (1) In the event that the Commission advises the Holding Company that the Target Companies' financial statements (excluding pro forma financial statements) filed with the Form 8-KSB of the Holding Company relating to the acquisition of the Target Company, os an amendment thereto fail to comply in a material respect with generally accepted accounting principals or the requirements of Regulation S-B and the Commission is unwilling to waive such deficiencies, the Holding Company, the Subscribers and the Target Companies will use their best efforts to correct the subject financial statements in such manner as will satisfy the Commission's objections thereto or cause the Commission to withdraw its objections;


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



         (2) If such corrections are not affected or such objections withdrawn within three months after any deficiencies are raised by the Commission, the Holding Company may elect to rescind this Agreement, ab initio, unless the Parties can, at such time, agree on a restructuring of this transaction in a manner meeting the applicable reporting requirements imposed by applicable federal and state securities law requirements;

         (3) If prior to the expiration of the three month correction period set forth in the preceding paragraph, the Commission advises the Holding Company that it intends to take enforcement action or to disrupt trading in the Holding Company's securities as a result of deficiencies in the Target Companies' financial statements, then, at the Holding Company's option, it may elect to rescind this Agreement, ab initio, unless the Parties and the Commission can, at such time, agree on a restructuring of this transaction in a manner meeting the reporting requirements imposed by applicable federal and state securities law requirements, as a result of which the Commission will refrain from taking the actions threatened.

         (4) In the event that this condition subsequent becomes applicable and this Agreement is rescinded, ab initio, then all sums advanced to or invested in the Target Companies by the Holding Company shall be converted into secured promissory notes of the Target Companies, as co-makers, with a term calling for balloon installments of principal and interest at the annual rate of 10%, due and payable on the 30th day prior to the date for payment of the Holding Company's Class A, Series A, Convertible, Subordinated Debentures (the "American Internet Notes"), the American Internet Notes to be secured by a first lien on all of the Target Companies' assets (tangible, intangible, current or inchoate), subject only to such prior liens as currently exist as of the date of this Agreement.

(b) This Agreement is subject to the condition subsequent that the offering effected by the Target Company in reliance on Commission Rule 504 prior to its acquisition of the Subsidiary under prior management fully complied with all requirements of applicable state and federal securities laws, provided that, if the Parties are not mutually satisfied that this condition has been met within 30 days following the Closing, then this Agreement shall be restructured as called for under
         Section 4.9 of this Agreement, such restructuring to be deemed effective ab initio.

3.3      Closing.

         The Closing on this transaction shall take place as follows:

(a) The Closing on this transaction will take place on the business day following the date on which each of the Parties have advised the others that all conditions precedent have been complied with, but not later that June 30, 1999, with all required Closing documents to be pre-cleared and exchanged by overnight post by legal counsel to the Parties within one business day prior to any scheduled Closing, it being currently contemplated that such closing will take place on Thursday, June 24, 1999, at the offices of Yankees in Boca Raton, Florida.

(b) The Closing may be adjourned and reconvened at another physical location, if required, at the request of any Party, provided that it is completed prior to July 15, 1999.


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



(c) In the event that the Closing has not taken place by July 15, 1999, then any Party may terminate this Agreement by provision of notice of such election to all other Parties, in the manner hereinafter set forth for provision of notice generally, in which case, all rights and obligations under this Agreement shall be terminated, no Party having any rights against another Party, or incurring any liabilities to another Party, as a result of this Agreement.

3.4 Items to be Delivered at the Closing by the Target Company, the Subsidiary and the Subscribers.

     At the Closing, Mr. Gleason, on behalf of the Target Company, the Subsidiary and the Subscribers, will deliver the following items to the Holding:

(a)      (1)      Certificates  for the shares of the Target Company Stock,
                  duly endorsed or with stock power attached with appropriate signature guarantees (except for any original issue shares by the Target Company required to adjust the total Target Company shares delivered to equal the 90% requirement heretofore set forth), in form and substance adequate to permit immediate transfer thereof to the Holding Company;

         (2)      For purposes of facilitating the  restructuring  called for by
                  Section 4.9, should it become applicable, certificates for all of the shares of the Subsidiary's capital stock, duly endorsed or with stock power attached with appropriate signature guarantees in form and substance adequate to permit immediate transfer thereof to the Holding Company or in the name of the Holding Company;

(b) Certification from an officer of the Target Company to the effect that the management of the Target Companies have been urged to consult with legal counsel in conjunction with all aspects of the transactions reflected in this Agreement and that either after consulting with counsel or having determined to proceed without counsel, he or they reasonably believe that:

         (1) The issuance of the Holding Company Stock to the Subscribers will not require any actions in the Subscriber's states or provinces of domicile, other than such actions as have been taken no later than the day prior to the Closing, in order to comply with such states' or provinces' laws, regulations and rules governing private placements, and that such issuance will not violate any such laws, regulations or rules; and

         (2) The transfer of the Target Company Stock as contemplated by this Agreement meets the requirements of the exemption from registration requirements provided by Sections 4(1), 4(2) or 4(6) of the Securities Act of 1933, as amended.

(c) Certification from the Target Company's chief financial officer indicating that, after a review of the Target Companies' books and records from the date of the Subsidiary's latest financial statements annexed hereto until the fifth day prior to the Closing, such review did not give such officer cause to believe that any materially detrimental matters have occurred, or that there have been any materially detrimental changes in the financial condition of the Target Companies, other than as disclosed in this Agreement.

(d) An investment letter executed by each Subscriber in the form annexed hereto as exhibit 3.4(d).

(e) Certified officers' certificates of resolutions of the boards of directors of the Target Companies irrevocably and unqualifiedly approving this Agreement and all instruments and agreements called for hereby, and authorizing, empowering and directing the officers of the Target Companies to enter into this Agreement and to take all actions required to comply with the terms hereof.

3.5      Items to be Delivered at the Closing by the Holding Company.

         At the Closing, the Holding Company will deliver the following to Mr. Gleason, receiving them on behalf of the Subscribers:

(a) Certified Board of Directors resolutions and signed, irrevocable instructions to the Holding Company's transfer agent instructing it to immediately issue certificates in the aggregate amount of 2,250,000 shares in the names of the Subscribers, allocated in proportion to their ownership of the Target Company Stock on the date of the Closing, and to reserve 4,500,000 shares of the Holding Company's common stock for potential future issuance, as provided for in this Agreement.

(b) An opinion from the Holding Company's legal counsel that the issuance of the Holding Company Stock as contemplated by this Agreement will meet the requirements of the exemption from registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended.

(c) A certification from the Holding Company's chief financial officer indicating that, after a review of the Holding Company's books and records from the date of the Holding Company's latest financial statements annexed hereto until the fifth day prior to the Closing, such review did not give such officer cause to believe that any materially detrimental matters have occurred, or that there have been any materially detrimental changes in the financial condition of the Holding Company, other than as disclosed in this Agreement.

(d) Certified officers' certificates of resolutions of the Holding Company's board of directors irrevocably and unqualifiedly approving this Agreement and all instruments and agreements called for hereby, and authorizing, empowering and directing the officers of the Holding Company to enter into this Agreement and to take all actions required to comply with the terms hereof.

3.6      Closing Costs.

         Except as expressly provided in this Agreement, each Party shall pay their own Closing costs.

3.7      Brokers.

(a) This transaction has been brought about with the assistance of Yankees which is entitled to compensation from the Holding Company in accordance with the terms of its consulting agreement with the Holding Company, heretofore filed as an exhibit to the Holding Company's Exchange Act Reports (the "Yankees Agreement").

(b)      Except as set forth in this Agreement:

         (1) The Subscribers, the Target Company and the Subsidiary hereby represent and warrant to the Holding Company that it will not be subject to and will indemnify and hold it harmless against any claims of brokers for commissions or other compensation in connection with this Agreement and the consummation of the transactions contemplated hereby.

         (2) The Holding Company hereby represents and warrants to the Subscribers, the Target Company and the Subsidiary that, except as disclosed in this Agreement, it has dealt with no brokers in conjunction with its contemplated acquisition of the Target Companies.


                                  Article Four
                                    Covenants

4.1      Post Closing Performance Criteria.

(a) Whether or not the restructuring provisions of Section 4.9 become operative, the Holding Company will issue additional shares of its common stock to the Subscribers as additional shares exchanged for the Target Company Stock or if applicable pursuant to Section 4.9, all of the Subsidiary's capital stock (the "Additional Exchange Shares"), predicated on the Target Companies' attaining the following annual net, pre-tax profit thresholds determined as of December 31 of each year in accordance with generally accepted accounting principals, consistently applied ("GAAP"), as follows:

         Goal                       Time Frame        Additional Exchange Shares
         $200,000                   1999                      500,000 Shares
         $500,000                   2000                      800,000 Shares
         $1,000,000                 2001                      800,000 Shares
         $1,5000,000                2002                      800,000 Shares
         $2,000,000                 2003                      800,000 Shares
         $2,500,000                 2004                      800,000 Shares

(b) In the event that the thresholds are not attained and the Holding Company has provided the Target Companies with at least $250,000 in funding for their operations, then:

         (1) If the net, pre tax earnings are less than 33% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period will be forfeited;

         (2) If the net, pre tax earnings are between 33% and 80% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period and the required threshold will be carried over to the next year, increasing both the aggregate threshold and the aggregate bonus attainable for such year; and

         (3) If the net, pre tax earnings are between 80% and 100% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period shall be prorated.

(c) In the event that the thresholds are not attained but the Holding Company has not provided the Target Companies with at least $250,000 in funding for its operations, then, the Additional Exchange Shares for such period shall be prorated.

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4.2      Employment of Certain Subscribers.

(a) The Holding Company hereby acknowledges that two of the Subscribers, Mr. Gleason and Michael D. Umile ("Mr. Umile") are parties to long term employment agreements with the Target Companies which call for an aggregate of annual compensation in the amount of $75,000 each, copies of each employment agreement being annexed hereto and made a part hereof as composite exhibit 4.2 (the "Subscribers' Employment Agreements").

(b) The Holding Company hereby covenants and agrees that it will not take any actions compelling the Target Companies to terminate the Subscribers' Employment Agreements, except in the event of material cause, as defined therein, or as may otherwise be required by law.

4.3      Maintenance of Target Companies.

         Except as approved by the Holding Company's Board of Directors, on a case by case basis during the interim between execution of this Agreement and either the Closing or termination thereof:

(a) The Target Companies shall not sell or transfer any of their material assets, real, personal, tangible or intangible, other than in the ordinary course of business, without the Holding Company's explicit prior written consent.

(b) The Target Companies will keep all of their material assets in good standing, order and repair and shall cause any and all necessary remedies and repairs thereto to be made on or before the Closing.

(c) The Target Companies will use all reasonable efforts to assure that all of their material employees remain in their employ following the Closing;

(d) The Target Companies will use all reasonable efforts to assure that all of their material contracts and business relationships remain in good standing and in full force and effect following the Closing.


4.4      Cooperation.

(a) The Parties and their agents shall have reasonable access to the premises and assets of the others for the purpose of familiarizing themselves with the operations of each others businesses.

(b) The Parties agree to cooperate with each other and to render a reasonable amount of assistance in the orderly integration of the business of the Target Companies into the Holding Company's operations and the familiarization of the Parties therewith.

4.5      Post Closing Legal Activities.

(a) The Holding Company's general counsel shall prepare and file all required reports of the transactions contemplated by this Agreement with the Commission, such reports to include a detailed report of special event on Commission Form 8-KSB, Commission Forms 3, 4 and 5 and Commission Schedules 13D or 13G for the Subscribers and any current control persons of the target Companies, and such other materials, and such other matters as, in the opinion of the Holding Company's management, may be required.

(b) The Parties hereby covenant and agree to fully cooperate with the Holding Company's general counsel in the timely preparation and filing of all such materials and reports, all of which are due on or before the fifteenth day following the Closing.

4.6      Covenants of the Holding Company

(b) During the five years following the Closing, the Holding Company shall use its best efforts to assure that:

         (1) At least one designee of the Subscribers is nominated for membership on the Holding Company's Board of Directors at each meeting of the Holding Company's stockholders or directors at which the membership of its Board of Directors is up for election, and to use their best efforts consistent with applicable law to secure such nominee's election, so that the membership of the Holding Company's Board of Directors includes at least one designee of the Subscribers;

         (2) Designees of the Subscribers are elected to at least two thirds of the seats on the Target Companies' boards of directors; and

         (3) On one occasion only, provide "piggy back" registration rights covering up to an aggregate of 35,000 shares of the Holding Company's Stock obtained pursuant to this Agreement to Messrs. Bruce Drezner and Gary Walk; Theodore Gill and Susan Gill, his wife, as tenants by the entireties; and, Ms. Lyn Poppiti.

(c) The Holding Company will use its best efforts to fully enforce the stock lock up and voting agreement in the form annexed hereto and made a part hereof as exhibit 4.6(b) (the "Lock-Up & Voting Agreement, entered into by the Holding Company's current officers, directors and principal stockholders (the "Holding Company's Principals").

4.7      Additional Covenants of the Holding Company

(a) Within five business days following the Closing, the Holding Company will make a direct equity investment in the Target Company of $100,000 and will use its best efforts to increase its direct equity investments in the Target Company to $250,000 within 90 days after the Target Companies provide the Holding Company with the Target Companies' financial statements required for filing with the Commission, as described in Articles Two and Three.

(b) The Subscribers and the Target Companies hereby covenant and agree to use their best efforts to assist the Holding Company in developing and effecting its capital raising activities by, among other things, providing and disseminating all information required in conjunction therewith on a timely basis and participating in meetings, telephone conferences and other events with potential funding sources, as arranged by or for the Holding Company.

(c) The Holding Company may from time to time, at the request of the Target Companies, make available shares or units of the Holding Company's securities for purposes of acquisitions by the Target Companies or for use as compensation to the Target Companies' employees, provided that in each such instance, the Target Companies shall be charged a price equal to 85% of the price of such securities determined on the basis of the last transaction price reported therefor by any NASD member firm on the OTC Bulletin Board, or such superior market or exchange on which the Holding Company's securities are then traded, or, if no such market exists due to the non-trading nature of the securities involved, then at the last price therefor recorded by the Holding Company, adjusted based on the change in the value in the Holding Company's stockholders' equity per share, since such date, such price to be charged as an expense against the Target Companies' earnings for purposes of determining eligibility for the additional exchange shares compensation issuable to the Subscribers and any other purposes required by GAAP.

4.8      Additional Covenants of the Subscribers and the Target Companies.

(a) Being aware of the continuing information disclosure obligations applicable to publicly held companies, the Subscribers and the Target Companies hereby covenant and agree that they will develop, implement and maintain record development and retention systems and compliance procedures compatible with any procedures developed, implemented or maintained by the Holding Company, for purposes of assuring timely compliance with reporting requirements under federal and state securities laws, federal, state and local tax laws and any other laws, regulations, rules, ordinances or orders which may be applicable to the business operations of the Holding Company and its subsidiaries.

(b) The Subscribers and the Target Companies hereby covenant and agree that they will assist the Holding Company to develop and implement an acquisition program designed to assist the Holding Company to develop into a diversified Internet and related activity holding company with the goal of becoming a material participant in the emerging Internet based global communications and commerce industry; and, to assist the Holding Company to develop, implement and engage in periodic fund raising efforts required to properly capitalize such acquisition activities.

4.9      Restructuring Covenant.

         Notwithstanding anything in this Agreement to the contrary:

     (a) In the event that within 30 days after the Closing the Parties are not satisfied as to the legality of the offering of the Target Company's securities by prior management of the Target Company in reliance on Commission Rule 504 effected during the period staring on or about March 2, 1998 and ending on or about August 20, 1998, as reflected in the Form D, subscription execution records and transfer agency records annexed hereto and made a part hereof as composite exhibit 4.9(a) (the "Ascot Rule 504 offering" and the "504 Documents," respectively), then this Agreement shall, without any further required action by any Party other than delivery of a notice to the Parties by the Registrant's legal counsel (after the fact), be restructured by the withdrawal of the Target Company as a party hereto other than for the limited purpose of consenting to the assignment and transfer of all of the Subsidiary's common stock directly to the Holding Company and the releases, acknowledgments and covenants and set forth in this Section 4.9, in consideration for the release by the Holding Company of the Target Company from any liability to the Holding Company arising from expenses associated with negotiating this Agreement, preparing the instruments and documents required hereby and effecting the transactions called for hereby, it being the clear agreement and understanding of the Parties that as a result of such restructuring:

         (1) All rights of the Target Company granted and obligations assumed hereby will devolve on the Subsidiary;

         (2) The Subsidiary shall become a direct wholly owned subsidiary of the Holding Company;

         (3) The Target Company will have no rights to any compensation or of any other kind under this Agreement or from the Subscribers, the Subsidiary or the Holding Company, from any cause or reason whatsoever;

         (4) The restructuring will be irrevocably considered as full, complete and adequate consideration for a general release from any and all liabilities, whether current or inchoate, of the Subscribers, the Subsidiary or the Holding Company to the Target Company;

         (5) All liabilities of the Target Company to the Subscribers or the Subsidiary as a result of any misrepresentation, breach of covenants or breach of conditions under the exchange agreement between some of the Subscribers, the Subsidiary and the Target Company dated February 28, 1999, a copy of which is annexed hereto and made a part hereof as composite exhibit 4.9(a)(5) (the "Exchange Agreement"), including any arising as a result of legal deficiencies in the Ascot Rule 504 offering, will be preserved for subsequent disposition in conjunction with ultimate disposition of the Target Company, as described below;

         (6) All assets of the Target Company used directly or indirectly by the Subsidiary in the operation of its business or which the Subsidiary or the Holding Company believe to be reasonably necessary for the operations or management of the Subsidiary shall be deemed unconditionally conveyed to the Subsidiary by the Target Company, as of the Closing;

         (7) The Target Company will become a shell temporarily controlled by the Subscribers until they, with the assistance of the Registrant, Yankees and their legal counsel, can make arrangements to either dissolve the Target Company or rescind all transactions pursuant to which the Target Company originally acquired the Subsidiary, returning control thereof to the former management and subscribers to the Ascot Rule 504 offering.

(b) Such restructuring will have no effect on the rights of the Subscribers hereunder, all of which shall remain intact.

(c) The Target Company hereby grants to the Holding Company, with full power of delegation and substitution, an irrevocable power of attorney coupled with an interest, in the Form annexed hereto and made a part hereof as exhibit 4.9(c) (the "Target Company's Power of Attorney"), to take any acts or execute any documents, instruments, certificates, forms of releases, confessions of judgment or other documents or instruments on behalf of the Target Company, reasonably designed to effect the provisions of this Section 4.9, such power of attorney to survive the Closing and the restructuring described in this Section 4.9.

(d) No Party shall be required to initiate any proceedings or actions of any kind as a condition to exercise any of the rights granted in this
         Section 4.9.

(e) The Holding Company shall, in the event of any disagreement concerning the applicability or interpretation of this Section 4.9, be irrevocably deemed the final authority on such decision, to be made in its sole and exclusive discretion.

                                  Article Five
                                  Miscellaneous

5.1      Amendment.

         No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

5.2      Notice.

(a) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                             To the Holding Company:

                           Equity Growth Systems, inc.
                8001 DeSoto Woods Drive; Sarasota, Florida 34243;
                  Telephone (941) 358-8182; Fax (941) 358-8423
            Attention: Charles J. Scimeca, President; with a copy to

                 G. Richard Chamberlin, Esquire; General Counsel
                           Equity Growth Systems, inc.
                  14950 South Highway 441; Summerfield, Florida
            34491 Telephone (352) 694-6714, Fax (352) 694-9178; and,
                           e-mail, GrichardCh@aol.com.

                               To the Subscribers:

                      At such addresses as they provide the
               Holding Company's transfer agent for such purpose.

                             To the Target Company:

                    American Internet Technical Centers, Inc.
               440 East Sample Road; Pompano Beach, Florida 33056
                     Attention: J. Bruce Gleason, President.
    Telephone (954) 943-4748; Fax (954) 943-4046; e-mail aitc2@bellsouth.net

                               To the Subsidiary:

                    American Internet Technical Center, Inc.
               440 East Sample Road; Pompano Beach, Florida 33056
                     Attention: J. Bruce Gleason, President.
    Telephone (954) 943-4748; Fax (954) 943-4046; e-mail aitc2@bellsouth.net

                                   To Yankees:

                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
                   Attention: Leonard Miles Tucker, President
 Telephone (561)998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com;

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that Yankees serves as a strategic consultant to the Holding Company and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Part acknowledging that applicable rules of the Florida Bar prevent the Holding Company's general counsel, who has reviewed, approved and caused modifications on behalf of the Holding Company, from representing anyone other than the Holding Company in this transaction.

5.3      Merger.

         This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

5.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Closing hereon and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

5.6      Governing Law.

         This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law) but any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida.

5.7      Indemnification.

         Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

5.8      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be ex clusively resolved through the following procedures:

         (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, three by Yankees as agent for the current Directors and stockholders of the Holding Company and three by the Subscribers acting by majority vote (based on their relative stock ownership in the Holding Company).

                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by Yankees as agent for the current Directors and stockholders of the Holding Company and three by the Subscribers acting by majority vote (based on their relative stock ownership in the Holding Company).

         (3)      (A)     Expenses of mediation shall be borne by the Subsidiary
                          if successful.


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



                  (B)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (C) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

5.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

5.10     Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.11     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.12     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

5.13     Status.

         Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of exchanging stockholders in a transaction meeting the requirements of Section 368)(a)(1)(B) of the Code, and parties incidental thereto.

5.14     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission.

5.15     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(c) This Agreement shall not be construed more strictly against any Party as a result of its authorship.


5.16     Exhibit Index.

Exhibit           Description
0.1               Subscribers' Data & Powers of Attorney
1.3               Target Company's Disclosed Liabilities
2.1               Holding Company's Warranty Exceptions
2.2               Target Companies' Warranty Exceptions
2.2(a)            List of Real and Personal Property Owned or Leased by Target
                  Company
2.2(i)            Target Companies' Unaudited Consolidated Financial Statements
2.2(x)            Target Company's Insurance Policies or Binders
3.4(d)            Form of Investment Letters
4.2               Subscribers' Employment Agreements
4.6(b)            The Lock-Up & Voting Agreement
4.9(a)            The 504 Documents
4.9(a)(5)         The [Target Companies] Exchange Agreement
4.9(c)            Target Company's Power of Attorney

Signatures        Subscribers' Powers of Attorney


         In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the date last set forth below.

Signed, sealed and delivered
         In Our Presence:
                                                    Equity Growth Systems, inc.
---------------------------------

_________________________________       By:    ________________________________
                                                 Charles J. Scimeca, President
         (Corporate Seal)
                                        Attest:  ______________________________
                                               G. Richard Chamberlin, Secretary
Dated:   June 25, 1999

                                       American Internet Technical Centers, Inc.
                                                     (A Nevada corporation)

_________________________________

_________________________________        By:    _______________________________
                                                   J. Bruce Gleason, President
         (Corporate Seal)
                                        Attest:  ______________________________
                                                  Michael D. Umile, Secretary
Dated:   June 24, 1999


                                       American Internet Technical Center, Inc.
                                                 (A Florida corporation)

_________________________________

_________________________________       By:     _______________________________
                                                 J. Bruce Gleason, President
         (Corporate Seal)
                                         Attest:  ______________________________
                                                 Michael D. Umile, Secretary
Dated:   June 25, 1999

                                                 Subscribers
---------------------------------

_________________________________         By:   ______________________________
                                        . Bruce Gleason,  their duly designated
                                          and serving attorney-in-fact, pursuant
                                          to the powers of attorney annexed
                                          hereto and made a part hereof.
Dated:   June 25, 1999

                                           The Yankee Companies, Inc.
                                           for the limited purposes specifically
                                           set forth in this Agreement
---------------------------------

_________________________________          By:  _______________________________
                                                Leonard Miles Tucker, President
         (Corporate Seal)
                                           Attest:  ____________________________
                                                William A. Calvo, III, Secretary
Dated:   June 25, 1999

                   EXHIBIT 0.1 of the Reorganization Agreement

                            Limited Power of Attorney


State of Florida           }
County of Palm Beach       } Ss.:

         I, Michael D. Umile,  hereby  appoint J. Bruce  Gleason,  an individual residing at 44 Havenwood Drive; Pompano Beach, Florida 33064 as my attorney-in-fact to negotiate and execute all documents, agreements, instruments and corrective instruments on my behalf and in my name, as if I myself had undertaken such functions personally, with full recourse against me, in conjunction with all matters concerning the Reorganization Agreement with Equity Growth Systems, inc. and all instruments and agreements called for in the agreement, and I hereby authorize, direct and empower Mr. Gleason to enter into the Reorganization Agreement on my behalf and for him to take all actions required to comply with the terms, thereof, and I hereby further authorize, empower and direct Mr. Gleason to handle all related stock issuance, cancellations, reservations and expenditures related to my American Internet Technical Centers, Inc. stock.

         IN WITNESS WHEREOF, I have executed this Indenture, on this ____ day of ________, 1999.

Signed, Sealed & Delivered
         In Our Presence

----------------------

----------------------                           ----------------------
                                                    Michael D. Umile

         SWORN TO BEFORE ME, an official duly authorized by the State of Florida to administer oaths, on the date first above written by the above referenced grantor, who provided me with personal identification, as follows:.

         My Commission expires:
                  [SEAL]
                                                ----------------------
                                                   Notary Public


                            Limited Power of Attorney

State of Florida           }
County of                  } Ss.:

         I, Lynn  Poppiti,  hereby  appoint  J.  Bruce  Gleason,  an  individual residing at 44 Havenwood Drive; Pompano Beach, Florida 33064 as my attorney-in-fact to negotiate and execute all documents, agreements, instruments and corrective instruments on my behalf and in my name, as if I myself had undertaken such functions personally, with full recourse against me, in conjunction with all matters concerning the Reorganization Agreement with Equity Growth Systems, inc. and all instruments and agreements called for in the agreement, and I hereby authorize, direct and empower Mr. Gleason to enter into the Reorganization Agreement on my behalf and for him to take all actions required to comply with the terms, thereof, and I hereby further authorize, empower and direct Mr. Gleason to handle all related stock issuance, cancellations, reservations and expenditures related to my American Internet Technical Centers, Inc. stock.

         IN WITNESS WHEREOF, I have executed this Indenture, on this ____ day of ________, 1999.

Signed, Sealed & Delivered
         In Our Presence

----------------------

----------------------                            ----------------------
                                                        Lyn Poppiti


         SWORN TO BEFORE ME, an official duly authorized by the State of Florida to administer oaths, on the date first above written by the above referenced grantor, who provided me with personal identification, as follows:.

         My Commission expires:
                  [SEAL]
                                                  ----------------------
                                                        Notary Public


                   EXHIBIT 1.3 of the Reorganization Agreement
                             OFFICER'S CERTIFICATION
                                       for
                    AMERICAN INTERNET TECHNICAL CENTER, INC.,
                              a Florida corporation

                       Exhibit 1.3: Disclosed Liabilities

         We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected and currently serving officers of American Internet Technical Center, Inc., a Florida corporation,(hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all long term Liabilities, other than with Equity Growth Systems, inc. or other than with each other, as of June 24, 1999 for the
Corporation:

2. Arbour Building: Lease is month to month, disclosed on contracts certification of even date.

3. Marketing Agreement dated June 15, 1999, with Amazia's MarketPlace disclosed on contracts certification of even date.

4. Life Insurance Premiums disclosed on Insurance binders and contract certification of even date.

5. Workman's Comp. and Employment Liability on Insurance binders and contract certification of even date.

6.       Life Insurance premiums disclosed in insurance certification

7. Lawrence S. Benjamin v. American Internet Technical Center, (Ohio, case no. 755845). Settlement Agreement without the admission of liability anticipated. Copy of proposed settlement agreement is attached.
                                                                     $7,500.00

8.       Buckingham, Doolittle, Burroughs, LLP, attorney's fees.     $4,000.00

9.       Daszkal, Bolton & Manela, CPA firm,                         $3,500.00


                                                              Total: $15,000.00

         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.


                    American Internet Technical Center, Inc.



          --------------------                 ----------------------
            J. Bruce Gleason                       Michael D. Umile
                  President                           Secretary




         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTER, INC., a Florida corporation, and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                                ----------------------
                                                    Notary Public

    Personally Known          or produced I.D.           Type of I.D. Produced:

                             OFFICER'S CERTIFICATION
                                       for
                   AMERICAN INTERNET TECHNICAL CENTERS, INC.,
                              a Nevada corporation

                       Exhibit 1.3: Disclosed Liabilities

     We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected and currently serving officers of American Internet Technical Centers, Inc., a Nevada, corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all long term Liabilities, other than with Equity Growth Systems, inc. or other than with each other, as of June 24, 1999 for the Corporation:

         None


         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.

                    American Internet Technical Centers, Inc.


          --------------------              ----------------------
            J. Bruce Gleason                   Michael D. Umile
                  President                      Secretary



         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTERS, INC., a Nevada, corporation ; and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                           ----------------------
                                               Notary Public

  Personally Known          or produced I.D.           Type of I.D. Produced:


                   EXHIBIT 2.1 of the Reorganization Agreement
                             OFFICER'S CERTIFICATION
                                       for
                           Equity Growth Systems, inc.
                      A publicly held Delaware corporation

                        Exhibit 2.1: Warranty Exceptions

         We, Charles J. Scimeca, President, and G. Richard Chamberlin, Secretary, both duly elected and currently serving officers of Equity Growth Systems, inc., a publicly held Delaware corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all Warranty Exceptions as of June 24, 1999 for the Corporation:

         General: We call your attention to the fact that any information filed with the Securities and Exchange Commission to the extent that it is contrary to the information provided in this Reorganization Agreement, is a warranty exception to the Reorganization Agreement signed and executed between the parties.

         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.

                           Equity Growth Systems, inc.

         ----------------------                     -----------------------
         Charles J. Scimeca, President               G. Richard Chamberlin
         President                                         Secretary


         BEFORE ME, the undersigned authority, on this date personally appeared Charles J. Scimeca and G. Richard Chamberlin, who first being duly sworn, deposes, and says: that they are both duly elected and currently serving officers of EQUITY GROWTH SYSTEMS, inc., a publicly held Delaware, corporation ; and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                                    ---------------------------
                                                     Notary Public


   Personally Known          or produced I.D.           Type of I.D. Produced:


                   EXHIBIT 2.2 of the Reorganization Agreement
                             OFFICER'S CERTIFICATION
                                       for
                    AMERICAN INTERNET TECHNICAL CENTER, INC.,
                              a Florida corporation


                        Exhibit 2.2: Warranty Exceptions

         We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected and currently serving officers of American Internet Technical Center, Inc., a Florida corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all Warranty Exceptions as of June 24, 1999 for the
Corporation:


     Litigation: Although none of the following lists the Corporation as a Defendant, there is a possibility that the Corporation could be adversely affected by the following:


     1. The case of Lawrence S. Benjamin v. American Internet Technical Center, (Ohio, case no. 355845), wherein a non-corporate affiliate of the Company is a named party defendant in a class action law suit alleging certain facsimile transmissions violate state and federal law. Settlement negotiations have been conducted in the range of $3,500.00 (initial offer of the Corporation) to $14,000.00, (initial offer of Plaintiff.) The parties have orally agreed to execute a final settlement agreement for $7,500.00. Copy of proposed settlement agreement is attached. The Corporation admits no wrong doing.

     2. In addition to the above mentioned case, citizen complaints as to certain unsolicited facsimile advertising have been filed in certain states. There exists a potential liability for each complaint of
          $500.00 per complaint. Complaints have been filed against a non-corporate affiliate in the following states: State of Idaho:
          Office of State Attorney General, complaint letter January 7, 1999, (Patricia Rohwer, fax on 8/11/98); State of Florida: Office of the State Attorney, letter dated June 18, 1998; State of Maryland: Office of State Attorney, letter dated June 16, 1998, Suzanne Dale, fax dated June 9, 1998; State of Wisconsin: Dept of Agriculture, letter dated January 25, 1999, Peter Chappori, fax on June 22, 1998; Pear, Sperling, Eggan: Michigan attorney's letter dated May 6, 1998, with demand for $500.00, (Domino's Pizza and the Law firm).

         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.


                    American Internet Technical Center, Inc.



          --------------------                  ----------------------
            J. Bruce Gleason                       Michael D. Umile
                  President                         Secretary


         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTER, INC., a Florida corporation, and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                                 ----------------------
                                                     Notary Public

    Personally Known          or produced I.D.           Type of I.D. Produced:

                             OFFICER'S CERTIFICATION
                                       for
                   AMERICAN INTERNET TECHNICAL CENTERS, INC.,
                              a Nevada corporation

                        EXHIBIT 2.2: Warranty Exceptions

     We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected and currently serving officers of American Internet Technical Centers, Inc., a Nevada, corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all Warranty Exceptions as of June 24, 1999 for the Corporation:

Litigation: Although none of the following lists American Internet Technical Center, Inc., a Florida Corporation (hereinafter referred to as "American Internet [Florida]") as a Defendant, there is a possibility that the Corporation could be adversely affected by the following:

     1. The case of Lawrence S. Benjamin v. American Internet [Florida], (Ohio, case no. 355845), wherein a non-corporate affiliate of American Internet [Florida] is a named party defendant in a class action law suit alleging certain facsimile transmissions violate state and federal law. Settlement negotiations have been conducted in the range of $3,500.00 (initial offer of American Internet [Florida]) to $14,000.00, (initial offer of Plaintiff.) The parties have orally agreed to execute a final settlement agreement for $7,500.00. Copy of proposed settlement agreement is attached. American Internet [Florida] admits no wrong doing.

     2. In addition to the above mentioned case, citizen complaints as to certain unsolicited facsimile advertising have been filed in certain states. There exists a potential liability for each complaint of
          $500.00 per complaint. Complaints have been filed against a non-corporate affiliate in the following states: State of Idaho:
          Office of State Attorney General, complaint letter January 7, 1999, (Patricia Rohwer, fax on 8/11/98); State of Florida: Office of the State Attorney, letter dated June 18, 1998; State of Maryland: Office of State Attorney, letter dated June 16, 1998, Suzanne Dale, fax dated June 9, 1998; State of Wisconsin: Dept of Agriculture, letter dated January 25, 1999, Peter Chappori, fax on June 22, 1998; Pear, Sperling, Eggan: Michigan attorney's letter dated May 6, 1998, with demand for $500.00, (Domino's Pizza and the Law firm).


         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.

                    American Internet Technical Centers, Inc.


          --------------------                  ----------------------
            J. Bruce Gleason                         Michael D. Umile
                  President                            Secretary


         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTERS, INC., a Nevada, corporation ; and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                               ----------------------
                                                 Notary Public

  Personally Known          or produced I.D.           Type of I.D. Produced:

                 EXHIBIT 2.2(a) of the Reorganization Agreement
                             OFFICER'S CERTIFICATION
                                       for
                    AMERICAN INTERNET TECHNICAL CENTER, INC.,
                              a Florida corporation

                 Exhibit 2.2(a): Real and Personal Property List

         We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected officers of American Internet Technical Center, Inc., a Florida corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of the real and personal property as of June 24, 1999 for he Corporation:

Real property:                            None

Lease:                                    Month to Month

Personal property:

Computer Stations including
 monitors and printers                      9                    $10.800.00

Hosting servers and software                3                    $ 7,400.00

Xerox laser printer                         1                   $    640.00

Xerox photocopier                           1.                  $    810.00

Xerox work center fax unit                  1                   $    385.00

Regular fax machines                        4                   $    615.00

Telephone and phone system                  16                  $    750.00

Work stations/room dividers                 12 stations          $  2,100.00

Miscellaneous, Desks, Chairs,
File Cabinets                                                     $ 1,946.00

Exterior Signs                              1                     $    750.00
                           Total:                                  $26,196.00

         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.

                    American Internet Technical Center, Inc.




          --------------------                    ----------------------
            J. Bruce Gleason                            Michael D. Umile
                  President                             Secretary


         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTER, INC., a Florida corporation, and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                                ----------------------
                                                   Notary Public

    Personally Known          or produced I.D.           Type of I.D. Produced:



                             OFFICER'S CERTIFICATION
                                       for
                   AMERICAN INTERNET TECHNICAL CENTERS, INC.,
                              a Nevada corporation

                 Exhibit 2.2(a): Real and Personal Property List

         We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected officers of American Internet Technical Centers, Inc., a Nevada, corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of the real and personal property as of June 24, 1999 for the Corporation:

Real property:                                                         None

Lease:                                                                 None

Personal property:                                                     None


         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.

                    American Internet Technical Centers, Inc.


          --------------------                 ----------------------
            J. Bruce Gleason                        Michael D. Umile
                  President                          Secretary


         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTERS, INC., a Nevada, corporation ; and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:
                                              ----------------------
                                                 Notary Public

   Personally Known          or produced I.D.           Type of I.D. Produced:

                 EXHIBIT 2.2(i) of the Reorganization Agreement
                              UNAUDITED FINANCIALS


                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS


Current assets:
    Cash                                                   $   3,694
    Accounts receivable -
      net of allowance for doubtful accounts $24,914          85,614
    Prepaid expenses                                           4,461
          Total current ass                                   93,769


Property and equipment:                                       26,196
Less: accumulated depreciation                                (3,930)
          Total property and equipment                        22,266

Other assets:
    Deposits                                                  13,000

          Total assets                                     $  129,035


                      LIABILITIES AND STOCKHOLDER'S EQUITY


Current liabilities:
    Accounts payable                                       $    38,174

    Accrued expenses                                            21,856
          Total current liabilities                             60,030

Stockholder's equity:
    Common stock, $1.00 par value, 200 shares authorized,
       issued and outstanding
                                                                   200
    Retained earnings                                           68,805
          Total stockholder's equity                            69,005

          Total liabilities and stockholder's equity        $  129,035
                                                            ==========

                     Unaudited-For Management Purposes Only
                                     Page 1

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                          YEAR ENDED DECEMBER 31, 1998


Revenues earned                                           $   797,502

Costs of revenues earned                                      151,502

          Gross profit                                        646,000

Operating expenses:
     Selling                                                  323,762
     General Administrative expenses                          135,017

          Total Operating Expenses                            458,779

Net income                                               $    187,221
                                                           ============


                     Unaudited-For Management Purposes Only
                                     Page 2

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1998


                                        Number of                                   Additional
                                        Shares       Common            Paid-in      Retained
                                                     Stock             Capital      Earnings        Total


Balance (deficit), April 15, 1998         200     $     200             $   -       $   -         $    200
Distributions to stockholders               -             -                 -       (118,416)     (118,416)
Net income - 1998                           -             -                 -        187,221        187,221
Balance (deficit), December 31, 1998      200     $     200             $   -      $   68,805      $ 69,005


                                      Unaudited-For Management Purposes Only
                                                       Page 3



                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1998



Cash flows from operating activities:
   Net income                                                   $   187,221
   Adjustments to reconcile net income to net cash provided
      by operating activities
   Depreciation and amortization                                     3,930
   (Increase) decrease in:
     Accounts receivables                                          (85,614)
     Prepaid expenses                                               (4,461)
     Deposits                                                      (13,000)
   Increase (decrease) in:
     Accounts payable                                               38,174
     Accrued expenses                                               21,856

        Net cash provided by operating activities                  148,106

Cash flow from investing activities:
   Purchases of property and equipment                            (26,196)

Cash flows from financing activities:
   Issuance of common stock                                          200
   Distributions to stockholders                                (118,416)


       Net cash used by financing activitie                     (118,216)

Net increase in cash                                            3,694

Cash at beginning of period                                        -

Cash at end of period                                          $  3,694
                                                               =============

Additional cash payment information:
   Interest paid
                                                              $              -
                                                              ================
   Income taxes                                               $              -
                                                              ================



                     Unaudited-For Management Purposes Only
                                     Page 4

                 EXHIBIT 2.2(x) of the Reorganization Agreement
                             OFFICER'S CERTIFICATION
                                       for
                    AMERICAN INTERNET TECHNICAL CENTER, INC.,
                              a Florida corporation

                 Exhibit 2.2(x): Insurance Binders and Contracts

         We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected officers of American Internet Technical Center, Inc., a Florida corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all insurance binders or contracts of any kind as of June 25, 1999 for the corporation:

Life Insurance:  Bruce J. Gleason
                    Banner Life,                     policy number 17B022746,
                    $300,000 (death benefit),        $1,784.00 (Annual premium)

                    Michael Umile
                    Banner Life,                     policy number 17B022745,
                    $300,000 (death benefit),        $1,521.00 (Annual premium)

Workman's Comp. and Employment Liability

                    Binder dated 06-12-99:  Reliance Insurance Company
                    Code:                            0851587
                    Each accident,          100,000
                    Disease; each employee:          100,000
                    Disease policy limit             500,000
                    Estimated annual premium         $1,720.00

         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.

                    American Internet Technical Center, Inc.


         ----------------------                  -----------------------
                J. Bruce Gleason                     Michael D. Umile
                     President                         Secretary


         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTER, INC., a Florida corporation, and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:


----------------------------------
Notary Public

Personally Known          or produced I.D.           Type of I.D. Produced:

                             OFFICER'S CERTIFICATION
                                       for
                   AMERICAN INTERNET TECHNICAL CENTERS, INC.,
                              a Nevada corporation

                 Exhibit 2.2(x): Insurance Binders and Contracts

         We, J. Bruce Gleason, President, and Michael D. Umile, Secretary, both duly elected officers of American Internet Technical Centers, Inc., a Nevada, corporation, (hereinafter referred to as the "Corporation"), hereby certify, they reasonably believe that the following is a true and correct listing of all insurance binders or contracts of any kind as of June 25, 1999 for the corporation:

                                      NONE


         IN WITNESS WHEREOF, we have hereunto set our hand and seal, effective as of the 25th day of June , 1999.


                   American Internet Technical Centers, Inc.




         ------------------------              ----------------------
                 J. Bruce Gleason                   Michael D. Umile
                     President                        Secretary


         BEFORE ME, the undersigned authority,  on this date personally appeared
J. Bruce Gleason and Michael D. Umile, who first being duly sworn, deposes, and says: that they are both duly elected officers of AMERICAN INTERNET TECHNICAL CENTERS, INC., a Nevada, corporation ; and that they have read the same, know the contents thereof, and that the same is true and correct to the best of their knowledge and belief. Sworn to and subscribed before me this 25th day of June 1999.

My commission expires:

                                                -------------------------
                                                    Notary Public


   Personally Known          or produced I.D.           Type of I.D. Produced:

                 EXHIBIT 3.4(d) of the Reorganization Agreement
                            FORM OF INVESTMENT LETTER

Charles J. Scimeca
President
Equity Growth Systems, inc.
8001 DeSoto Woods Drive
Sarasota, Florida 34243

Dear Sir:

         I hereby certify and warrant that I am acquiring 1,127,431 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

         I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

         I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

         I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

         In connection with the foregoing, I consent to your legending my certificates representing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

         I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

         I further certify that my domicile is located at the address listed in this letter.

                                Very truly yours,

                            /s/ J. Bruce Gleason /s/
                               -------------------
                                J. Bruce Gleason
                               44 Havenwood Drive
                          Pompano Beach, Florida 33064


Accepted:
This 25 day of June, 1999.

/s/ Charles J. Scimeca /s/
----------------
Charles J. Scimeca, President
Equity Growth Systems, inc.

FORM OF INVESTMENT LETTER


Charles J. Scimeca
President
Equity Growth Systems, inc.
8001 DeSoto Woods Drive
Sarasota, Florida 34243

Dear Sir:

         I hereby certify and warrant that I am acquiring 1,105,325 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

         I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

         I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

         I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

         In connection with the foregoing, I consent to your legending my certificates representing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

         I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

         I further certify that my domicile is located at the address listed in this letter.

                                Very truly yours,

                            /s/ Michael D. Umile /s/
                               -------------------
                                Michael D. Umile
                                 210 Oregon Lane
                            Boca Raton, Florida 33487

Accepted:
This 25th day of June, 1999.

/s/ Charles J. Scimeca /s/
----------------
Charles J. Scimeca, President
Equity Growth Systems, inc.


                            FORM OF INVESTMENT LETTER

Charles J. Scimeca
President
Equity Growth Systems, inc.
8001 DeSoto Woods Drive
Sarasota, Florida 34243

Dear Sir:

         I hereby certify and warrant that I am acquiring ________ shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

         I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

         I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

         I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

         In connection with the foregoing, I consent to your legending my certificates representing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

         I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

         I further certify that my domicile is located at the address listed in this letter.

                                Very truly yours,

                              /s/ Lynn Poppiti /s/
                               -------------------
                                  Lynn Poppiti
                                 487 Ocean Drive
                              Ocean Beach, Florida

Accepted:
This 25 day of June, 1999.

/s/ Charles J. Scimeca /s/
----------------
Charles J. Scimeca, President
Equity Growth Systems, inc.

                  EXHIBIT 4.2 of the Reorganization Agreement

                        Subscribers Employment Agreements
                         (See Exhibit 2.8 of the 8-KSB)


                 EXHIBIT 4.6(b) of the Reorganization Agreement
                           Lock-Up & Voting Agreement
                        (See Exhibit 10.33 of the 8-KSB)


                 EXHIBIT 4.9(a) of the Reorganization Agreement
                                The 504 Documents

Offering Memorandum
Dated March 2, 1998                                              Confidential

                             Ascot Industries, Inc.
                             (A Nevada Corporation)

                                1,600,000 Shares

                          At a Price of S.01 Per Share

         Ascot Industries Inc., a Nevada corporation (the "Company"), is a company which is in the Internet, advertising and communications business.

         The Company's principal office is located at 222 Lakeview Avenue, Suite 160-124, West Palm Beach, FL 33401.

         AN INVESTMENT IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. INVESTMENT IN THE SECURITIES OFFERED HEREBY IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL MEANS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT AND WILL BE SOLD ONLY TO ACCREDITED OR OTHERWISE QUALIFIED INVESTORS. FOR A DISCUSSION OF THE MATERIAL RISKS IN CONNECTION WITH THE PURCHASE OF THE SHARES, SEE "INVESTMENT RISK CONSIDERATIONS".

         THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE"ACT'), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTIONS 4(2) AND 3(B) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER.

         THIS MEMORANDUM HAS NOT BEEN REVIEWED OR APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS OFFERING IS BEING MADE PURSUANT TO THE EXEMPTIONS AFFORDED BY SECTIONS 4(2! OR 3(B) OF THE SECURITIES ACT OF 1933 AN RULE 504 PROMULGATED THEREUNDER AND STATE SMALL CORPORATE OFFERING REGISTRATION PROVISIONS. PURSUANT TO RULE 504 THE SHARES SOLD HEREBY WILL NOT BE SUBJECT TO ANY LIMITATIONS ON RESALE THEREOF UNDER FEDERAL LAW. THE SHARES MAY HOWEVER, BE SUBJECT TO LIMITATIONS ON THE OFFER AND SALE AND THE RESALE OF THE SHARES IMPOSED BY THE BLUE SKY LAWS OF INDIVIDUAL STATES IN ADDITION THE COMPANY INTENDS TO FILE THE REQUIRED DOCUMENTS IN CERTAIN OTHER STATES IDENTIFIED BY MANAGEMENT AS HAVING POSSIBLE INVESTOR INTEREST AND USE ITS BEST EFFORTS TO QUALIFY THE SHARES FOR SECONDARY TRADING IN SUCH STATES, THOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO QUALIFY THE SHARES FOR SECONDARY TRADING IN ANY SUCH STATES IN WHICH IT SUBMITS SUCH APPLICATIONS AND DOCUMENTS. AN INABILITY TO QUALIFY THE SHARES FOR SECONDARY TRADING WILL CREATE SUBSTANTIAL RESTRICTION ON THE TRANSFERABILITY OF SUCH SHARES

WHICH MAY NEGATE THE BENEFIT OF THE EXEMPTION PROVIDED BY RULE 504 OF REGULATION
D. SEE "RISK FACTORS." THE COMPANY WILL USE ITS BEST EFFORTS TO CAUSE THE SHARES TO BE LISTED ON THE ELECTRONIC BULLETIN BOARD OPERATED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS INC AS A MARKET IN WHICH THEY MAY BE TRADED. THERE IS NO ASSURANCE THAT SUCH LISTING WILL BE OBTAINED OR THAT IF A LISTING IS OBTAINED THAT ANY MARKET FOR THE SHARES WILL DEVELOP, OR IF DEVELOPED, THAT IT WILL BE SUSTAINED.

            Subscription                                         Proceeds to the
            Price                     Commissions(1 )            Company

Per Share   $0.01                              $ -0-             $ 16,000

( 1 ) The Shares are being sold by the Company's sole Officer and no commissions will be paid in connection with the Offering.

                             Ascot Industries, Inc.
                               222 Lakeview Avenue
                                  Suite 160-124
                            West Palm Beach, FL 33401
                                 (561) 833-5092


                        NOTICES TO PROSPECTIVE INVESTORS

         THIS OFFERING MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE OFFERING OF THE SHARES AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. BY ACCEPTING DELIVERY OF THIS OFFERING MEMORANDUM, EACH RECIPIENT AGREES TO RETURN THIS OFFERING MEMORANDUM AND ALL OTHER DOCUMENTS. IF THE RECIPIENT DOES NOT AGREE TO PURCHASE ANY OF THE SHARES, TO THE COMPANY AT ITS ADDRESS LISTED ON THE COVER OF THE OFFERING MEMORANDUM.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE SECURITIES ACT OF 1933, AS AMENDED AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD DE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITIES. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SHARES TO ANY PERSON IN ANY STATE OR IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL. SUBJECT TO THE PRECEDING SENTENCE, THIS OFFERING MEMORANDUM IS INTENDED FOR THE EXCLUSIVE USE OF THE PERSON TO WHOM IT IS DELIVERED OR AN AUTHORIZED AGENT OF THE COMPANY ON BEHALF OF THE COMPANY.

         PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL OFFERING MEMORANDUM OR ANY PRIOR ON SUBSEQUENT COMMUNICATIONS AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS COVERING HIS INVESTMENT.

         THE SHARES ARE OFFERED SUBJECT TO THE ACCEPTANCE BY THE COMPANY OF OFFERS BY PROSPECTIVE INVESTORS, ALLOCATION OF SHARES BY THE COMPANY AND OTHER CONDITIONS SET FORTH HEREIN. THE COMPANY MAY REJECT ANY OFFER IN WHOLE OR IN PART AND NEED NOT ACCEPT OFFERS IN THE ORDER RECEIVED.

         THIS CONFIDENTIAL OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

         THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED , OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES UNDERLYING THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR OTHER REGULATORY AUTHORITIES. NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON ON ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE SUBSCRIPTION PRICE FOR THE SHARES IS PAYABLE IN FULL UPON SUBSCRIPTION. THE OFFERING PRICE WAS DETERMINED ARBITRARILY BY THE COMPANY AND BEARS NO RELATIONSHIP TO ASSETS, EARNINGS, BOOK VALUE ON ANY OTHER CRITERIA OF VALUE. NO REPRESENTATION IS MADE THAT THE SHARES HAVE A MARKET VALUE OF, ON COULD BE RESOLD AT, THAT PRICE (SEE "RISK FACTORS')

         THE SHARES WILL BE OFFERED BY THE COMPANY ON A BEST EFFORTS BASIS TO A SELECT GROUP OF INVESTORS WHO MEET CERTAIN SUITABILITY STANDARDS. NO COMMISSIONS AND NO NON-ACCOUNTABLE OR ACCOUNTABLE EXPENSE ALLOWANCE

OF ANY KIND WILL BE PAID FROM OR DEDUCTED FROM THE PROCEEDS RAISED HEREBY. THE COMPANY WILL ADSORB ALL MARKETING EXPENSES ASSOCIATED WITH THIS OFFERING (SEE "USE OF PROCEEDS ).

         THE COMPANY HAS AGREED TO PROVIDE, PRIOR TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN, TO EACH POTENTIAL PURCHASER OF SECURITIES (OR HIS REPRESENTATIVES OR BOTH) THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THEY POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT ON EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

         THIS OFFERING MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO ANY PERSON WHO DOES NOT MEET THE SUITABILITY STANDARDS DESCRIBED HEREIN. REPRODUCTION OF THIS OFFERING MEMORANDUM IS STRICTLY PROHIBITED.

         NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFERING MEMORANDUM EXCEPT AS NOTED ABOVE WITH REGARD TO QUESTIONS ASKED OF THE COMPANY AND OF THOSE AUTHORIZED TO ACT ON ITS BEHALF. NO OFFERING LITERATURE OR ADVERTISING HAS BEEN AUTHORIZED BY THE COMPANY EXCEPT THE INFORMATION CONTAINED HEREIN. ANY INFORMATION ON REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS OFFICERS AND DIRECTORS. EXCEPT AS OTHERWISE INDICATED, THIS OFFERING MEMORANDUM SPEAKS AS OF THE DATE ON THE COVER PAGE. NEITHER THE DELIVERY OF THIS OFFERING MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES. CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE RESPECTIVE DATES AT WHICH THE INFORMATION IS GIVEN HEREIN OR THE DATE HEREOF.

         ANY UNSOLD SHARES MAY BE PURCHASED BY THE COMPANY OR ITS AFFILIATES ON THE SAME TERMS AS SHARES PURCHASED BY OTHER INVESTORS.

NOTICES TO RESIDENTS OF CERTAIN STATES

NOTICE TO ALABAMA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING THE INVESTMENT OF

AN ALABAMA PURCHASER WHO IS NOT AN ACCREDITED INVESTOR MAY NOT EXCEED
TWENTY (20%) PER CENT OF SUCH PURCHASER S NET WORTH, EXCLUSIVE OF PRINCIPAL RESIDENCE, FURNISHINGS AND AUTOMOBILES.

NOTICE TO ALASKA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ALASKA SECURITIES ACT AND MAY NOT SE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

NOTICE TO ARIZONA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 44-1844(1) OF SUCH ACT. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER SUCH ACT OR EXEMPTION THEREFROM.

         ARIZONA RESIDENTS MUST HAVE EITHER (I) A MINIMUM NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS; ON (II) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

NOTICE TO ARKANSAS RESIDENTS

         THESE  SECURITIES  ARE OFFERED  PURSUANT TO A CLAIM OF EXEMPTION  UNDER
SECTION 14(L))(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AN INVESTMENT BY A NON ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTORS NET WORTH AT THE TIME OF PURCHASE, ALONE OR JOINTLY WITH SPOUSE.

NOTICE TO CALIFORNIA RESIDENTS

         IF THE COMPANY ELECTS TO SELL SHARES IN THE STATE OF CALIFORNIA. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES, OR OTHER INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONERS RULES.

NOTICE TO CONNECTICUT RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

NOTICE TO DELAWARE RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND MAY NOT BE SOLD ON TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

NOTICE TO FLORIDA RESIDENTS

         THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OR THE ISSUER, AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICH EVER OCCURS LATER.

NOTICE TO GEORGIA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973 AS AMENDED. IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 9(M) OF SUCH ACT AND THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SAID ACT.

NOTICE TO IDAHO RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

NOTICE TO INDIANA RESIDENTS

         EACH INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (I)

A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) EQUAL TO AT LEAST THREE (3) TIMES THE AMOUNT OF HIS INVESTMENT BUT IN NO EVENT LESS THAN SEVENTY FIVE THOUSAND ($75,000) DOLLARS OR (II) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF TWO (2) TIMES HIS INVESTMENT BUT IN NO EVENT LESS THAN THIRTY THOUSAND ($30,000) DOLLARS AND A GROSS INCOME OF THIRTY THOUSAND ($30.00.0) DOLLARS.

NOTICE TO IOWA RESIDENTS

         IOWA RESIDENTS MUST HAVE EITHER (I) A NET WORTH OF AT LEAST FORTY THOUSAND ($40,000) DOLLARS EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES} AND A MINIMUM ANNUAL GROSS INCOME OF FORTY THOUSAND ($40,000) DOLLARS, OR (II) A NET WORTH OF AT LEAST ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AS COMPUTED ABOVE.

NOTICE TO KANSAS RESIDENTS

         AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH; EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES.

NOTICE TO KENTUCKY RESIDENTS

         THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT), HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREIN.

         ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) OF THE INVESTOR'S NET WORTH.

NOTICE TO MAINE RESIDENTS

         THESE SECURITIES ARE BEING SOLD PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10520(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS ENLISTS.

NOTICE TO MARYLAND RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND

SECURITIES  ACT IN RELIANCE UPON THE EXEMPTION  FROM  REGISTRATION  SET FORTH IN
SECTION 11-602(9) OF SUCH ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MARYLAND, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SUCH ACT.

NOTICE TO MASSACHUSETTS RESIDENTS

         MASSACHUSETTS RESIDENTS MUST HAVE HAD EITHER (1) A MINIMUM NET WORTH OF AT LEAST FIFTY THOUSAND ($50,000) DOLLARS EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES AND HAD DURING THE LAST YEAR, OR IT IS ESTIMATED THAT THE SUBSCRIBER WILL HAVE DURING THE CURRENT TAX YEAR, TAXABLE INCOME OF FIFTY THOUSAND
($50,000) DOLLARS, OR (2) A NET WORTH OF AT LEAST ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS (AS COMPUTED ABOVE).

NOTICE TO MICHIGAN RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MICHIGAN SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

         THE COMPANY SHALL PROVIDE ALL MICHIGAN INVESTORS WITH A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF THE PROCEEDS OF THE OFFERING WITHIN SIX
(6) MONTHS AFTER COMMENCEMENT OF THE OFFERING OR UPON COMPLETION, WHICHEVER OCCURS FIRST, AMD WITH ANNUAL CURRENT BALANCE SHEETS AND INCOME STATEMENTS THEREAFTER.

NOTICE TO MINNESOTA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 80 OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED ON OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW.

NOTICE TO MISSISSIPPI RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NOR HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STAT E DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

         THERE IS NO ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

         THE  PURCHASER  OF  THESE  SECURITIES  MUST  MEET  CERTAIN  SUITABILITY
STANDARDS AND MUST BE ABLE TO BEAR THE ENTIRE LOSS OR HIS INVESTMENT. ADDITIONALLY. ALL PURCHASERS WHO ARE NOT ACCREDITED INVESTORS MUST HAVE A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS AND INCOME OF THIRTY THOUSAND ($30,000) DOLLARS OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75.000) DOLLARS. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI SECURITIES ACT OR IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

NOTICE TO MISSOURI RESIDENTS

         THESE SECURITIES ARE SOLD TO, AND BEING ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPTED UNDER SECTION 10, SUBSECTION 409.402(B), MISSOURI UNIFORM SECURITIES ACT (RMSO 1969).

         THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI. UNLESS THE SHARES ARE REGISTERED, THEY MAY NOT BE REOFFERED OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTOR MUST HAVE A MINIMUM ANNUAL INCOME OF THIRTY THOUSAND ($30,000) DOLLARS AND A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS,(EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES.

         AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

NOTICE TO MONTANA RESIDENTS

         EACH MONTANA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE
(12) MONTHS AFTER DATE OF PURCHASE.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20) PER CENT OF THE INVESTOR'S NET WORTH.

NOTICE TO NEBRASKA RESIDENTS

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE NEBRASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

NOTICE TO NEW HAMPSHIRE RESIDENTS

         EACH NEW HAMPSHIRE INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (I) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS OR (2) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AND FIFTY THOUSAND ($50,000) DOLLARS ANNUAL INCOME.

NOTICE TO NEW JERSEY RESIDENTS

         THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO NORTH DAKOTA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE TO NEW YORK RESIDENTS

         THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL. PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

NOTICE TO NORTH CAROLINA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATOR NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE TO OKLAHOMA RESIDENTS

         THE SECURITIES RENDERED BY THIS CERTIFICATE NAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT OF AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TEN (10) PER CENT OF THE INVESTOR'S NET WORTH.

NOTICE TO OREGON RESIDENTS

         THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE DIRECTOR OF THE STATE OF OREGON UNDER THE PROVISIONS OF OAR 441-65-240, THE INVESTOR IS ADVISED THAT THE DIRECTOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE DIRECTOR.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

NOTICE TO PENNSYLVANIA RESIDENTS

         ANY PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES IN THE COMMONWEALTH OF PENNSYLVANIA IS ADVISED, THAT PURSUANT TO SECTION 207(1N) OF THEE PENNSYLVANIA SECURITIES ACT, HE SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE, AND RECEIVE A FULL REFUND OF ANY CONSIDERATION PAID, WITHOUT INCURRING ANY LIABILITY, WITHIN TWO (2) BUSINESS DAYS FROM 'THE TIME THAT HE RECEIVES NOTICE OF THIS WITHDRAWAL RIGHT AND RECEIVES THE PLACEMENT OFFERING MEMORANDUM. ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHTS OF WITHDRAWAL IS ADVISED TO GIVE NOTICE BY LETTER OR TELEGRAM SENT AND POSTMARKED BEFORE THE END OF THE SECOND BUSINESS DAY AFTER EXECUTION. IF THE REQUEST FOR WITHDRAWAL IS TRANSMITTED ORALLY, WRITTEN CONFIRMATION MUST BE GIVEN. ANY PERSON WHO PURCHASES INTERESTS WHO IS A PENNSYLVANIA RESIDENT WILL NOT SELL SUCH INTERESTS FOR A PERIOD OF TWELVE (12) MONTHS BEGINNING WITH THE CLOSING DATE. PENNSYLVANIA RESIDENTS MUST HAVE EITHER (I) A MINIMUM NET WORTH OF THIRTY THOUSAND ($30.000) DOLLARS EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES AND A MINIMUM ANNUAL GROSS INCOME OF THIRTY THOUSAND ($30.000) DOLLARS, OR (II) A NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (AS COMPUTED ABOVE), AND MAY NOT INVEST MORE THAN TEN (10%) PER CENT OF THEIR NET WORTH (EXCLUSIVE OF THE SUBSCRIBER'S HOME, HOME FURNISHINGS AND AUTOMOBILES.

NOTICE TO SOUTH CAROLINA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE TO SOUTH DAKOTA RESIDENTS

         THE SHARES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED ON OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OR OPERATION OF LAW.

         SOUTH DAKOTA RESIDENTS MUST HAVE EITHER (I) A MINIMUM NET WORTH OF AT LEAST SIXTY THOUSAND ($60,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM GROSS INCOME OF SIXTY THOUSAND ($60,000) DOLLARS, OR
(II) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

NOTICE TO TENNESSEE RESIDENTS

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OR THE INVESTOR'S NET WORTH.

NOTICE TO TEXAS RESIDENTS

         THIS OFFERING MEMORANDUM IS FOR THE INVESTOR'S CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE SUCH INVESTOR AND THE ISSUER IN VIOLATION OR THE TEXAS SECURITIES ACT.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

NOTICE TO UTAH RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UTAH SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT ON EXEMPTION THEREFROM.

NOTICE TO WASHINGTON RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON

SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON AS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

         IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.




                               OFFERING MEMORANDUM

                             Ascot Industries, Inc.
                             (A Nevada Corporation)

                     Offering Memorandum Dated March 2, 1998

                                1,600,000 Shares

         Ascot Industries, Inc., (the Company corporation, is offering on a "best efforts, no minimum basis. up to a maximum of 1,600,000 shares of common stock (~Common Stock ), $ 001 par value, at $0.01 per Share. Since there is no minimum, no proceeds will be held in escrow account and all funds will be immediately available to the Company.

         The Company intends to apply for inclusion of the Common Stock on the Over the Counter Electronic Bulletin Board. There can be no assurances that an active trading market will develop, even if the securities are accepted for quotation. Additionally, even if the Company's securities are accented for quotation and active trading develops, the Company is still required to maintain certain minimum criteria established by NASDAQ, of which there can be no assurance that the company will be able to continue to fulfill such criteria.

         Prior to this offend, there has been no public market for the common stock of the Company. The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth, results of operations or any other recognized criteria of value. For additional information regarding the factors considered in determining the offering price of the Shares, see "Risk Factors - Arbitrary Offering Price",. "Description of Securities".

         The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this offering, the Company intends to furnish its security holders with annual reports containing audited financial statements and such interim reports, in each case as it may determine to furnish or as may be required by law.



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     THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATES ECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROS PECTUS.ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER WITHOUT NOTICE THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR In PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

         This offering involves special risks concerning the Company (see "Risk Factors"). Investors should carefully review the entire Memorandum and should not invest any funds in this Offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the issuer and the terms of the Offering, including the merit and risks involved.

OFFERING SUMMARY

         The following summary information is qualified in its entirety by the detailed information and financial statements and notes thereto appearing elsewhere in this Memorandum.

         The Company is in the Internet, advertising and communications business. The Company was incorporated in the State of Nevada and its principal executive office is located at 222 Lakeview Avenue, Suite 160--124, West Palm Beach, FL 33401 and its telephone number is (561 ) 833-5092

RISK FACTORS

     THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS,PRIOR TO MAKING AN INVESTMENT DECISION. SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER, ALONG WITH OTHER MATTERS REFERRED TO HEREIN, THE FOLLOWING RISK FACTORS:

Risk Factors Relating to the Business of the Company

         Start-up or Development Stage Company. The Company did not have any operations before its organization and is a "start-up" or "development stage" company No assurances can be Liven that the Company will the able to compete with other companies in its industry The purchase of the securities offered hereby must be regarded as the placing of funds at a high risk in a new or "start-up" venture with all the unforeseen costs. expenses, problems. and difficulties to which such ventures are subject See "Use of Proceeds to Issuer" and "Description of Business "

         No Assurance of Profitability To date the Company has not generated any revenues from operations. The Company does not anticipate any significant revenues in the near future The Company's


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ability  to  successfully  implement  its  business  plan  is  dependent  on the completion of this Offering There can be no assurance that the Company will be able to develop Into a successful or profitable business

         No Assurance of Payment of Dividends. No assurances can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable it Is that the Company would retain much or all of its earnings in order to finance future growth and expansion Therefore, the Company does not presently intend to pay dividends, and it is not likely that any dividends win be paid in the foreseeable future. See "Dividend Policy".

         Possible Need for Additional Financing . The Company intends to fund its operations and other capital needs for the next 12 months substantially from the operations and proceeds of this Offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional amounts of capital for its future expansion, operating costs and working capital. The Company has made no arrangements to obtain future additional financing, and if required there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds.

        Dependence on Management. The Company's success is principally dependent on its current management personnel for the operation of its business.

         Broad Discretion in Application of Proceeds. The management of the Company has broad discretion to adjust the application and allocation of the net proceeds of this offering, in order to address chanced circumstances and opportunities As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing obligations. See "Use of Proceeds.

         Arbitrary Offering Price. There has been no prior public market for the Company's securities. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and bears no relationship to the Company's earnings, book value or any other recognized criteria of value.

         Immediate and Substantial Dilution. An investor in this offering will experience immediate and substantial dilution.

         Lack of Poor Market for Securities of the Company. No prior market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this offering.

         No Escrow of Investors' Funds. This offering is being made on a "best efforts, no minimum basis As such all the funds from this Offering will be immediately available to the Company.

         No assurance of acquisition While it is the company's intend to acquire either all of the shares or assets of other industry related companies in addition to expanding its own operations, there is no assurance that the company will be able to achieve this goal. That event would cause a materially adverse effect on the future of the company



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USE OF PROCEEDS

The Company will receive the proceeds from the Offering for working capital.

DIVIDEND POLICY

         Holders of the Company's Common Stock are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefor. The Company does not anticipate the declaration or payment of any dividends in the foreseeable future. The Company intends to retain earnings, if any to finance the development and expansion of its business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business conditions and other factors Therefore, there can be no assurance that any dividends of any kind will ever be paid.

THE COMPANY

         The Company is in the Internet, advertising and communications business. In addition, the company is negotiating with other companies in the Internet, advertising and communications field with the intent of acquiring all of the shares or assets of one or more of these companies However, if the company is unable to complete the acquisition/acquisitions it will continue to operate its existing business and expand its activities through internal growth.

Management

     Dale B. Finfrock, Jr., is the Company's sole Director, and its President and Secretary

EXECUTIVE COMPENSATION

         Since the Company was recently incorporated, it has no historical information with respect to executive compensation. At the conclusion of the Offering, the Company does not intend to compensate its officers for services to the Company from the proceeds of this Offering and will only do so when and if the Company generates profits.

Compensation of Directors

Directors are not paid fees for their services nor reimbursed for expenses of attending board meetings.

DESCRIPTION OF SECURITIES

Shares

The Company is offering hereby a "best efforts, no minimum basest' up to 1,600,000 shares of Commo n Stock at $.01 per Share.

Common Stock



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         The  authorized  capital stock of the Company  consists of 20,000,  000 shares of Common Stock, $. 001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available therefor when, as and if declared by the Board of Directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders All outstanding shares of Common Stock are validly authorized and issued, fully paid and non-assessable, and all shares to be sold and issued as contemplated hereby, will be validly authorized and issued, fully paid and non-assessable. The Board of Directors is authorized to issue additional shares of Common Stock, not to exceed the amount authorized by the Company's
Certificate of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and Bylaws which are available for inspection upon proper notice at the Company's offices, as well as to the applicable statutes of the State of Nevada for a more complete description concerning the rights and liabilities of stockholders.

         Prior to this offering there has been no market for the Common Stock of the Company' and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amounts of the Common Stock of the Company in the public market may adversely affect prevailing market paces, and may impair the Company's ability to raise capital at that time through the sale of its equity securities.

         Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

PLAN OF DISTRIBUTION

         The Company has no underwriter for this Offering. The Offering is therefore a self-underwriting. The Shares will be offered by the Company at the offering price of $.01 per Share.

Price of the Offering.

         There is no, and never has been, a market for the Shares, and there is no guaranty that a market will ever develop for the Company's shares. Consequently the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

         The offering price should not be considered an indication of the actual value of the Shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.


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         There can be no assurance  that an active  trading  market will develop upon completion of this Offering, or if such market develops, that it will continue. Consequently, purchasers of the Shares offered hereby may not find a ready market for Shares.

ADDITIONAL INFORMATION

         Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.

INVESTOR SUITABILITY STANDARDS AND
INVESTMENT RESTRICTIONS

Suitability

         Shares will be offered and sold pursuant an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

         The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

         Each prospective Investor must complete a Confidential Purchaser questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

         EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MEET.

         An Investor will qualify as an Accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that Investor.

         ( 1 ) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c)or(d)of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, of the


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



employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;

         (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1942;

         (3) An organization described in Section 501(c)(3) of the internal Revenue Code with total assets in excess of $5,000,000;

         (4) A director or executive officer of the Company.

         (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,100,000;

         (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

         (8) An entity in which all of the equity owners are accredited investors (as defined above).

         As used in this Memorandum the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of
(5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an Investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

         In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

         An investor that does not qualify as an accredited investor is a non-accredited investor and may acquire Shares only if:

         (1) The  Investor is  knowledgeable  and  experienced  with  respect to
investments  in  limited   partnerships  either  alone  or  with  its  Purchaser
Representative, if any; and

         (2) The Investor has been provided access to all relevant documents it desires or needs; and




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        (3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

         (4) The investor can bear the economic risk(including loss of the entire investment)without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

         THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

         In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Pl an I investor must consider whether an investment in the Shares will satisfy the prudence requirement of section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of Section 404(a)(1)(C) of ERISA

Restrictions on Transfer or Resale of Shares

         The Availability of federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view lo resale or distribution. Accordingly each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it we not sell pledge. assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Securities Act, or an exemption there from and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required and that the transaction complies with elf other applicable federal and state securities or Blue Sky laws.



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                             Ascot Industries, Inc.

                             (A Nevada Corporation)

                             Subscription Documents

                                  March 2, 1998

                           INSTRUCTION FOR COMPLETION:

         In connection with your subscription for Ascot Industries, Inc. (the Company), enclosed herewith are the following documents which must be properly and fully completed and signed:

         1. INVESTMENT AGREEMENT. Fully completed and signed. Please make your check payable to the Company. (Note to partnerships who wish to subscribe: each general partner of the partnership must fully complete and sign the Investment Agreement).

NOTES TO SUBSCRIBERS:

         (a) Please indicate on the Subscription Agreement and the Confidential Purchaser Questionnaire how the Units are to be held (e.g. joint tenants with rights of survivorship, tenants by the entireties, etc).

         (b) Please return Subscription Documents and checks to the Company at P.O. Box 669, Palm Beach, FL 33480. Checks should be made payable to the Ascot Industries, Inc.

         (c) Additional copies of the required forms are available from the Company at P.O. Box 669, Palm Beach, FL 33480, or by calling the Company at
(561) 833-5092.



                        INVESTMENT SUBSCRIPTION AGREEMENT

To:      Ascot Industries, Inc.
         P.O. Box 669
         Palm Beach, FL 33480

Gentlemen:

         You have informed me that the Company is offering shares of the Company's common stock at a price of $0.01 per share.

         1.   Subscription.   Subject  to  the  terms  and  conditions  of  this
Subscription Agreement (the Agreement.), the undersigned hereby tenders this subscription, together with the payment (in cash or by bank check in lawful funds of the United States) of an amount equal to $0.01 per Share, and the other subscription documents, all in the forms submitted to the undersigned.

         2.  Acceptance  of  Subscription:   Adoption  and  Appointment.  It  is
understood and agreed that this Agreement is made subject to the following terms and conditions:

         (a) The Company shall have the right to accept or reject subscriptions in any order it shall determine, in whole or in part, for any reason (or for no reason).

         (b) Investments are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the purchaser by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of Units by a particular purchaser.



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         (c) The  undersigned  hereby  intends that his  signature  hereon shall constitute an irrevocable subscription to the Company of this Agreement. subject to a three day right of rescission for Florida residents pursuant to Section 517 061 of the Florida Securities and Investor Protection Act. Each Florida resident has a right to withdraw his or her subscription for Units, without any liability whatsoever, and receive a full refund of all monies paid, within three days after the execution of this Agreement or payment for the Units has been made, whichever is later. To accomplish this withdrawal, a subscriber need only send a letter or telegram to the Company at the address set forth in this Agreement, indicating his or her intention to withdraw. Such letter or telegram should be sent and postmarked prior to the end of the aforementioned third day. It is prudent to send such letter by certified mail, return receipt requested, to ensure that is received and also to evidence the time when it was mailed. If the request is made orally (in person or by telephone) to the Company a written confirmation that the request has been received should be requested.

         Upon satisfaction of the all the conditions referred to herein, copies of this Agreement, duly executed by the Company, will be delivered to the undersigned.

         3. Representations and Warranties of the Undersigned The undersigned hereby represents and warrants to the Company as follows:

         (a) The undersigned (I) has adequate means of providing for his current needs and possible personal contingencies, and he has no need for liquidity of his investment in the Company;(ii) is an Accredited Investor, as defined below, or has the net worth sufficient to bear the risk of losing his entire investment, and (iii) has, alone or together with his Purchaser
Representative(as herein after defined), such knowledge end experience nonfinancial matters that the undersigned is capable of evaluating the relative risks and merits of this investment

         "Accredited Investors" include (I) accredited investors as defined in Regulation D under the Securities Act of 1933, as amended ("Reg D") i. e. (a) $1,000,000 in net worth (including spouse) or (b) $200,000 in annual income for the last two years end projected for the current year; and (ii)the Company or affiliates of the Company.

"Non-Accredited Investors" are all subscribers who are not"Accredited Investors"

         All investors must have either a preexisting personal or business relationship with the Company or any of its affiliates, or by reason of their business or financial experience (or the business or financial experience of their unaffiliated professional advisors)would reasonably be assumed to have the capacity to protect their own interests in connection with this investment. Each subscriber must represent that he is purchasing for his own account not with a view to or for resale in connection with any distribution of the Units.

         (b) The address set forth in his Purchaser Questionnaire is his true and correct residence, and he has no present intention of becoming a resident of any other state or jurisdiction.

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         (c) The undersigned  acknowledges that if a Purchaser  Representative., as defined in Regulation D, has been utilized by the undersigned, (i) the undersigned has completed and executed the Acknowledgment of Use of Purchaser Representative; (ii) in evaluating his investment as contemplated hereby, the undersigned has been advised by his Purchaser Representative as to the merits and risks of the investment in general and the suitability of the investment for
the   undersigned  in   particular;   and  (ii)  the   undersigned's   Purchaser
Representative   has  completed   and  executed  the  Purchaser   Representative
Questionnaire.

         (d) The undersigned has received and read or reviewed with his Purchaser Representative, if any, and represents he is familiar with this Agreement, the other Subscription Documents and the Memorandum accompanying these documents. The undersigned confirms that all documents, records and books pertaining to the investment in the Company and requested by the undersigned or his Purchaser Representative have been made available or have been delivered to the undersigned and/or the undersigned's Purchaser Representative.

         (e) The undersigned and/or his Purchaser Representative have had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and the financial condition, operations and prospects of the Company.

         (f) The undersigned understands that the Units have not been registered under the Securities Act of 1933, as amended (the "Securities Acts) or any state securities laws and are instead being offered and sold in reliance on exemptions from registration; and the undersigned further understands that he is purchasing an interest in a Company without being furnished any offering literature or prospectus other than the material furnished hereby.

         (g) The Units for which the undersigned hereby subscribed are being acquired solely for his own account, and are not being purchased with a view to or for the resale, distribution, subdivision, or fractionalization hereof. He has no present plans to enter into any such contract, undertaking, agreement or arrangement. In order to induce the Company to sell and issue the Units subscribed for hereby to the undersigned, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Units by anyone but the undersigned.

         (h) The undersigned has received, completed and returned to the Company the Purchaser Questionnaire relating to his general ability to bear the risks of an investment in the Company and his suitability as an investor in a private offering; and the undersigned hereby affirms the correctness of his answers to such Confidential Purchaser Questionnaire and all other written or oral information concerning the undersigned's so it ability provided to the Company by, or on behalf of, the undersigned.

         (i) The person, if any, executing the Purchaser Representative Questionnaire, a copy of which has been received by the undersigned, is acting and is hereby designated to act as the undersigned's Purchaser Representative in connection with the offer and sale of the Units to the undersigned. This designation of a Purchaser Representative was made with the knowledge of the representations and disclosures made in such Purchaser Representative Questionnaire and other Subscription Documents.

 (j)  The undersigned acknowledges and is aware of the following:

     (i) That there are substantial restrictions on the transferability of the Units and the Units will not be, and Investors in the Company have no rights to require that, the Units be registered under the Securities act, the undersigned may not be able to avail himself of certain of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Units and, accordingly, the undersigned may be required to hold the Units for a substantial period of time and it may not be possible for the undersigned to liquidate his Investment In the Company.

     (ii) That no federal or state agency has made any finding or determination as to the fairness of the Offering of Units for investment or any recommendation or endorsement of the Units.

       (1) The approximate or exact length of time that he will be required to remain as owner of the Units.

       (2) The poor performance on the part of the Company or any Affiliate (as defined in Rule 405 under the Securities Act), or its associates, agents, or employees or of any other person, will in any way indicate the predictable results of the ownership of the Units or of the overall Company.

       (3) Subscriptions will be accepted in the order in which they are received.

     (iii) That the Company shall incur certain costs and expenses and undertake other actions in reliance upon the irrevocability of the subscription (following the three day rescission period described in Paragraph 2 C of this Agreement) for the Units made hereunder.

         The foregoing representations and warranties are true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not betrueandaccuratepriortothedeliveryoftheFundspursuanttoParagraph1 hereof, the undersigned shall give written notice of such fact to his Purchaser Representative, if any, specifying which representations and warranties are not true and accurate and the reasons therefor, with a copy to the Company and otherwise to give the same information to the Company directly.

4.  Indemnification.           The undersigned  acknowledges that he understands
the meaning and legal consequences of the representations and warranties contained in Paragraph 3 hereof, and he hereby indemnifies and holds harmless the Company, agents, employees and affiliates, from and against any and all losses, claims, damages or liabilities due to or arising out of a breach of any representations(s) or warranty(s) of the undersigned contained in this Agreement.

5. No Waiver.           Notwithstanding any of the representations,  warranties,
acknowledgment or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to him under federal or sate securities laws

6.  Transferability.           The undersigned  agrees not to transfer or assign
this Agreement, or any of his interest herein. Further, an investor in the Units pursuant to this Agreement and applicable law, wilt not be permitted to transfer or dispose of the Units unless they are registered or unless such transaction is exempt from registration under the Securities Act or other securities laws and in the case of the purportedly exempt sale, such investor provided (at his own expense) an opinion of counsel reasonably satisfactory to the Company that such exemption is, in fact available.

7.  Revocation.           The  undersigned  acknowledges  and  agrees  that  his
subscription for the Units made by the execution and delivery of this Agreement by the undersigned is irrevocable and subject to the three day right of rescission in Florida described in Section 2c herein, and that such subscription shall survive the death or disability of the undersigned, except as provided pursuant to the blue sky laws of the states in which the Units may be offered, or any other applicable state statutes or regulations

8. Miscellaneous.

         (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to

         (b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and shall be govern by the laws of the State of Florida

         (c) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof any may be amended only by writing executed by all parties

         (d) This Agreement shall be binding upon the heirs, estates, legal representatives, successors and assigns of all parties hereto

         (e) All terms used herein shall be deemed to include the masculine and the feminine and the singular and the plural as the context requires




                             ASCOT INDUSTRIES, INC.
                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Accredited

Non Accredited

Number of Shares Subscribed for:

Amount tendered at $0.01 per Share:

(Signature of Subscriber)         (Signature of Spouse, or joint tenant, if any)

(Printed Name of Subscriber)      (Printed Name of Spouse, or other joint tenant
                                   if any)

(Address)                                            (Address)

(Social Security Number)                    (Social Security Number)




Subscription accepted

Ascot Industries, Inc.

The following people signed a Subscription Agreement Signature Page:

2.       Josephine Finfrock
3.       Mark H. Finfrock
4.       Dale B. Finfrock, Jr.
5.       Kirk D. Finfrock
6.       Bryan & Debra French
7.       Linda L. Freidman
8.       King Trust
9.       Advantage Management Reserves, LTD. Charles A. Gaudio, Pres.
9.       Gloria Austin, Trustee Trust Dated 5/24/95
10.      Rod C. Ball
11.      Lauren E. Bennett Trust
12.      Madeline J. Bennett Trust
13.      Blake J. Bennett Trust No. 1 U/A 7/15/86
14.      Blake Bennett T-U-A 7/15/86
15.      Brian & Irene Bennett
16.      Virginia S. Burke
17.      Edwin M. Burke
18.      Angela W. Callback
19.      Paul J. Chase
20.      Carol A. Chihocky Rev Living Trust
21.      Timothy A. & Ellen Cornell
22.      Country Woods Development Corp.  Clyde P. Didier, President
23.      Mary Cowden
24. Herbert Gorka, Jr. TTEE UAD 12/22/1992 Colton Charitable Remainder Unitrust FBO Ernest Colton (Recipient)
25.      Michael & Mary Lou Dolezel
26.      Ellen Epstein, Trustee
27.      Euro First Capital Corporation Dale B. Finfrock, President
28.      Helen H. Finfrock
29.      Peter M. Finfrock
30.      Morris M. Garrett, Jr.
31.      Charles A. Gaudio
32.      Graig T. Gaudio
33.      Robert Gingras
34.      John T. Hamilton II

35.      Gloria S. Hamilton
36.      Robert K. Havilano
37.      Mike J. & Christi Helms
38.      D. Victor Knight, Jr.
39.      John D. Mashek, Jr.
40.      James R. McCarthy
41.      Robert W. McMichael
42.      Mr. & Mrs. Glen R. Meloni
43.      Scott D. Miller
44.      Gerald J. Millstein, M.D.
45.      Marie-Pascale MOLEMA
46.      Howrey Trust 2/5/952 & Thelma N. Howrey, TR
47.      One Capital Corporation, Dale B. Finfrock, Jr., President
48.      OTC Horizon Group, Dale B. Finfrock, Jr., President
49.      Carole S. Parson, Trustee U/A DTD 11/23/92
50.      The Doris J. Patzwald Living Trust UTD 6/3/96
51.      Charles H. Powell
52.      E. Dianne Reed
53.      John G. Reimer
54.      Elton L. & Shirley A. Reneau
55.      Wiley R. Reynolds
56.      Stanley M. Rumbough, Jr.
57.      Robert J. Schhchter
58.      Omer Scrock
59.      Scroggie Holdings, Inc., George A. Scroggie, President
60.      Pamela W. Sissin
61.      James F. Smith
62.      Keith Steele
63.      James W. & Annette E. Stephens
64.      TVI Capital Corporation; Dale E, Finfrock, Jr. President
65.      Jerry & Toni Wakefield
66.      Mary L. Wallace
67.      Morgan Warren
68.      Lawrence P. Westfield
69.      White Lake Enterprises; Clyde P. Didier, President
70.      Marcene & Ann Williscroft
71.      J. Lloyd & Mildred Woods
72.      Legal Computer Technology Inc., Donald F. Mintmire
73.      Donald F. Mintmire

                                     FORM D

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          NOTICE OF SALE OF SECURITIES


                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION
 FILED WITH THE COMMISSION ON MARCH 16, 1998

--------------------------------------------------------------------------------
Name of  Offering  ( check if this is an  amendment  and name has  changed,  and
indicate           change.)           Ascot           Industries,           Inc.
--------------------------------------------------------------------------------
Filing Under (Check box(es) that apply): (X ) Rule 504 ( ) Rule 505 ( ) Rule 506 ( ) Section 4(6) (X ) ULOE Type of Filing: (X) New Filing Amendment
--------------------------------------------------------------------------------
A.                  BASIC                   IDENTIFICATION                  DATA
--------------------------------------------------------------------------------
1.     Enter     the     information      requested     about     the     issuer
--------------------------------------------------------------------------------
Name of  Issuer  ( check if this is an  amendment  and  name  has  changed,  and
indicate           change.)           Ascot           Industries,           Inc.
--------------------------------------------------------------------------------
Address of Executive Offices (Number and Street, City, State, Zip Code, Telephone Number (Including Area Code) P.O. Box 669, Palm Beach, FL 34480 561-833-5092
--------------------------------------------------------------------------------
Address of Principal Business Operations (Number and Street, City, State, Zip Code, Telephone Number (Including Area Code) Same as above (if different from
Executive                                                               Offices)
--------------------------------------------------------------------------------
Brief                  Description                  of                  Business
--------------------------------------------------------------------------------
Type of Business Organization (X) corporation limited partnership, already formed other (please specify): business trust limited partnership, to be formed
--------------------------------------------------------------------------------
Month Year Actual or Estimated Date of Incorporation or Organization: 2 98 (X) Actual
--------------------------------------------------------------------------------
Jurisdiction of  Incorporation or  Organization:  (Enter  two-letter U.S. Postal
Service             abbreviation             for            State:            NV
-------------------------------------------------------------------------------
GENERAL INSTRUCTIONS Federal: Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6). When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the
earlier of   the  date  it is  received by  the  SEC at the  address  given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address. Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures. Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC. Filing Fee: There is no federal filing fee. State: This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed. ATTENTION
--------------------------------------------------------------------------------
Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.
--------------------------------------------------------------------------------
A.                  BASIC                   IDENTIFICATION                  DATA
--------------------------------------------------------------------------------
2. Enter the information requested for the following: o Each promoter of the issuer, if the issuer has been organized within the past five years; o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer; o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and o Each general and
managing           partner           of           partnership           issuers.
--------------------------------------------------------------------------------
Check Box(es) that Apply: ( ) Promoter ( ) Beneficial Owner (X ) Executive Officer (X) Director ( ) General and/or Managing Partner
--------------------------------------------------------------------------------
Full  Name  (Last  name  first,   if   individual)   Finfrock,   Jr.,   Dale  B.
--------------------------------------------------------------------------------
Business or Residence  Address (Number and Street,  City,  State, Zip Code) P.O.
Box           669,           Palm           Beach,            FL           33480
--------------------------------------------------------------------------------
(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

--------------------------------------------------------------------------------
                          B. INFORMATION ABOUT OFFERING
--------------------------------------------------------------------------------
1. Has the issuer sold, or does the issuer intend to sell, to      Yes       No
   non-accredited investors in this offering? .................... (X  )    (  )
        Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual? ....................................................... $0

3. Does the offering permit joint ownership of a single unit? .... Yes      No
                                                                   (X )     ( )

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) .............  ( ) All States

[AL]  [AK]  [AZ]  [AR]  [CA]  [CO]  [CT]  [DE]  [DC]  [FL]  [GA]  [HI]  [ID]

[IL]  [IN]  [IA]  [KS]  [KY]  [LA]  [ME]  [MD]  [MA]  [MI]  [MN]  [MS]  [MO]

[MT]  [NE]  [NV]  [NH]  [NJ]  [NM]  [NY]  [NC]  [ND]  [OH]  [OK]  [OR]  [PA]

[RI]  [SC]  [SD]  [TN]  [TX]  [UT]  [VT]  [VA]  [WA]  [WV]  [WI]  [WY]  [PR]
--------------------------------------------------------------------------------
  (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)


--------------------------------------------------------------------------------
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------
1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero". If the transaction is an exchange offering, check this box ( ) and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

                                                  Aggregate       Amount Already
    Type of Security                              Offering Price         Sold




     Debt ..............................                 $0               $0
     Equity ............................                $16,000           $0

          (X) Common    ( ) Preferred

     Convertible Securities (including
          warrants)   Convertible debentures            $0                $0

     Partnership Interests .............                $0                $0

     Other (Specify_____________)................       $0                $0

       Total ...........................                $0                $0

   Answer   also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero".

                                                                       Aggregate
                                                    Number         Dollar Amount
                                                   Investors        of Purchases

     Accredited Investors ..............                0                 $0

     Non-accredited Investors ..........                0                 $0

       Total (for filings under Rule 504
   only) ...............................                0                 $0

   Answer   also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

                                                   Type of         Dollar Amount
     Type of offering                              Security            Sold

     Rule 505 ..........................

     Regulation A ......................

     Rule 504 ..........................

       Total ...........................

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.


     Transfer Agents Fees .............     [X]       $0

     Printing and Engraving Costs ......    [X]       $0

     Legal Fees ........................    [X]      $1,500.00

     Accounting Fees ...................    [X]      $0

     Engineering Fees ..................    [X]      $0

     Sales Commissions (specify finders
   fees separately) ....................    [X]      $0

     Other Expenses (identify)
         Faxes, telephone, paper,
         office expenses                    [ ]      $

       Total ...........................    [ ]      $

--------------------------------------------------------------------------------
   C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------
     b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds to the issuer"
 ............ $14,500

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C -Question 4.b above.

                                                     Payments to
                                                     Officers,
                                                     Directors, &    Payments To
                                                     Affiliates       Others

     Salaries and fees ................              $     0       $  0    [ ]

     Purchase of real estate ..........              $     0       $  0   [ ]

     Purchase, rental or leasing and
   installation of machinery and                     $     0       $  0   [ ]
     equipment ........................

     Construction or leasing of plant                $     0       $  0   [ ]
   buildings and facilities ...........

     Acquisition of other businesses
   (including the value of securities
     involved in this offering that may
   be used in exchange for the
     assets or securities of another                 $     0        $  0   [ ]
   issuer pursuant to a merger) .......

     Repayment of indebtedness ........              $     0       $    0  [ ]

     Working capital ..................              $     0      $14,500.00 [X]

     Other (specify): Advertising & promoting
       Programs including hosting marketing on line  $      0     $      0  [ ]
     Column Totals ....................              $            $      0  [ ]

     Total Payments Listed (column totals
   added) ...............................           $   14,500.00    [X]

--------------------------------------------------------------------------------
                              D. FEDERAL SIGNATURE
--------------------------------------------------------------------------------
The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Ascot Industries, Inc.     /s/ Dale B. Finfrock, Jr.          March 2, 1998
 Issuer (Print or Type)             Signature                  Date

Dale B. Finfrock, Jr.                           President
Name of Signer (Print or Type)                 Title of Signer (Print or Type)

--------------------------------------------------------------------------------
                                    ATTENTION
--------------------------------------------------------------------------------
Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)
--------------------------------------------------------------------------------


                 EXHIBIT 4.9(a)5 of the Reorganization Agreement
                     The Target Companies Exchange Agreement
                         (See Exhibit 2.6 of the 8-KSB)

                 EXHIBIT 4.9(c) of the Reorganization Agreement
                   Target Company's Limited Power of Attorney

                            Limited Power of Attorney
                            Coupled with an Interest


State of Florida           }
County of Palm Beach       } ss.:

         American Internet Technical Centers, Inc., a Nevada corporation (the "Grantor"), by J. Bruce Gleason, an individual residing at 44 Havenwood Drive; Pompano Beach, Florida 33064, serving as its president, pursuant to a resolution of its Board of Directors dated June 25th, 1999, and in conjunction with its obligations under Section 4.9 of that certain reorganization agreement entered into with Equity Growth Systems, inc., a publicly held Delaware corporation
("Equity Growth"), and certain other parties, including the holders of approximately 90% of the Grantor's capital stock. and, its wholly owned subsidiary (the "Reorganization Agreement"), hereby irrevocably appoints the Board of Directors of Equity Growth, acting by majority vote, with full power of substitution and delegation, as its attorney-in-fact (the person or persons designated to so act being hereinafter generically referred to as the "Grantee"), for all purposes set forth in Section 4.9 of the Reorganization Agreement and all matters incidental thereto, or convenient to accomplish the goals thereof, including, without limiting the generality of the foregoing, to negotiate and execute all indentures, certificates, stock powers, confessions of judgment, documents, agreements, instruments and corrective instruments on its behalf and in its name, as if it, itself had undertaken such functions directly after having received complete and irrevocable directives to so act from the Grantor's Board of Directors at a properly convened and directed meeting thereof, with full recourse against it, in conjunction with all matters concerning the Reorganization Agreement and Equity Growth, and all instruments and agreements called for in the Reorganization Agreement.

         IN WITNESS WHEREOF, I have executed this Indenture, on this 25th day of June, 1999.

Signed, Sealed & Delivered
         In Our Presence
                                          American Internet Technical Centers,
                                          Inc.
-------------------------------

_______________________________           By:   _______________________________
                                                J. Bruce Gleason, President

         SWORN TO BEFORE ME, an official duly authorized by the State of Florida to administer oaths, on the date first above written by the above referenced Grantor, who provided me with personal identification, as follows:

and, after being duly sworn, did certify that he is the duly elected and serving president of the Grantor, that his execution of this irrevocable power of attorney coupled with an interest was duly authorized, empowered and directed by the Grantor's Board of Directors at a duly convened meeting thereof, for the purpose of inducing Equity Growth and the other parties to the Reorganization Agreement to Close thereon, and to provide the Grantor with a substantial infusion of capital and other material benefits, and that such act is duly enforceable against the Grantor, in accordance with the terms of the Reorganization Agreement and this Indenture.

My Commission expires:

         [SEAL]
                                               ----------------------
                                                 Vanessa H. Mitchem
                                                      Notary Public
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